UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5850

OneAmerica Funds, Inc.
(Exact name of registrant as specified in charter)

1 American Square, Indianapolis, IN,			46282
(Address of principal executive offices)			(Zip code)

Daniel Schluge 1 American Square, Indianapolis, IN, 46282
(Name and address of agent for service)

Registrant’s telephone number, including area code:		317-285-1877

Date of fiscal year end:	December 31, 2011

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N- CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

December 31, 2011

OneAmerica® Funds, Inc.

Annual Report

Note: The report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of OneAmerica Funds, Inc., and AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust or AUL American Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses and other pertinent information.

Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company® (AUL) are distributed by OneAmerica Securities, Inc., Member FINRA, SIPC, a wholly owned subsidiary of AUL.

OneAmerica® Funds, Inc.

Directors and Officers of OneAmerica Funds, Inc.

William R. Brown, Chairman of the Board

Stephen J. Helmich, Director (1)

James L. Isch, Director (1)

Gilbert F. Viets, Director (1)

Joseph E. DeGroff, Director

J. Scott Davison, President

Daniel Schluge, Treasurer

Richard M. Ellery, Secretary and
Chief Compliance Officer

Jeffrey D. Tatum, Assistant Treasurer

Stephen L. Due, Assistant Secretary

Sue Uhl, Anti-Money Laundering Officer

(1)  Audit Committee

A Message
From
The President
of OneAmerica Funds, Inc.

It is a pleasure to present you with the 2011 annual report for OneAmerica Funds, Inc. (the "Fund"). This report includes performance, portfolio holdings, commentaries from the portfolio managers and financial information for each portfolio within the Fund. I trust you will find this information useful as you review your investments.

2011 was extremely challenging as investors were inundated by a multitude of global macroeconomic events. Concerns regarding the escalating debt crisis in Europe, Japan's tsunami and the diminished credibility of U.S. fiscal policymakers created substantial headwinds for our domestic economic growth potential and investment returns.

The fragile global environment caused many investors to view the U.S. as one of the safer investment destinations during 2011. Although the S&P 500 ended the year basically unchanged from year-end 2010, that lackluster performance still outperformed most major global equity benchmarks. U.S. Treasuries also provided attractive returns as investors desired the perceived safety of these securities.

Investment performance for each portfolio in OneAmerica Funds, Inc. has been listed below for calendar year 2011. I encourage your careful review of the portfolio managers' comments on the following pages. They will provide additional insight into the market environment and specific drivers of portfolio investment performance.

Portfolio	Class O	Advisor Class
Value Portfolio	-2.4%	-2.7%
Money Market Portfolio	0.0%	0.0%
Investment Grade Bond Portfolio	7.4%	7.0%
Asset Director Portfolio	0.8%	0.5%
Socially Responsive Portfolio	-3.5%	-3.8%

Performance numbers for the OneAmerica portfolios are net of investment advisory fees and other expenses paid by each portfolio, but do not reflect specified contract charges and mortality and expense risk charges.

We believe in adhering to a disciplined, long-term investment approach during these volatile times. We appreciate your continued trust and investment in OneAmerica Funds, Inc.

J. Scott Davison
President
OneAmerica Funds, Inc.

Indianapolis, Indiana
February 6, 2012

A Message
From
Kathryn Hudspeth,
Portfolio Manager of the Value Portfolio

As we close the books on 2011, I am struck by the tremendous amount of uncertainty and volatility that was so prevalent in the marketplace last year. Most strategists were expecting a positive environment for our investment markets based on the improved economic outlook and ongoing monetary and fiscal stimulus. There was also the hope for stock market gains based upon the traditional rally which often accompanies the third year of a presidential term.

Unfortunately, this optimistic outlook did not become reality. Three and a half years have passed since the onset of the financial and economic crisis of 2008. Yet for many investors, the storm feels as if it has barely passed. Fears of a double dip recession began to emerge as rising commodity prices choked consumer spending and pullbacks in government stimulus created a drag on economic growth. Investors also fixated on the geopolitical strife in several oil-producing nations, Japan's earthquake and resulting issues, the ongoing sovereign debt crisis in Europe and the never-ending legislative gridlock in the U.S.

Based on the events described, it is not surprising that investment volatility remained elevated during 2011. After enduring disheartening swings throughout the year, the S&P 500 ended the year essentially flat on a price basis and advanced only 2.1 percent on a total return basis (including dividends). Yet despite these lackluster results, this meager return was still attractive relative to most global equity benchmarks.

Amid the uncertainty, investors became extremely risk averse and flocked to perceived "safe havens." As a result, several themes became prevalent during the year. Defensive sectors led performance, with utilities, consumer staples and healthcare offering the strongest gains for the year. Cyclical sectors generally lagged with financials and materials providing the worst performance. Investors became more enamored with dividend-paying companies. Large, blue-chip companies outpaced smaller companies, on average. And finally, the growth style of investing tended to outperform value investing.

The OneAmerica Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The portfolio also uses a "value, multi-cap" approach when selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels. Because of this objective, the portfolio remained in the "value" equity space but had a much larger weighting to large capitalization names during the quarter compared to small- and mid-sized companies.

As always, when managing an investment portfolio, the decisions one makes on a daily basis can either help or hinder returns. During 2011, the Value Portfolio benefited from its security selection decisions within the industrial sector, as well as its underweight allocation to the financial sector and its overweight allocation to health care names. Positive alpha was also derived from its emphasis on large cap names compared to small and mid-sized companies.

Detractors to relative returns included being underweight the consumer staple sector (which is traditionally classified as a "growth" sector) and security selection decisions within the consumer discretionary and technology sectors. Technology is another growth sector as these companies often do not meet the valuation metrics suitable for a value portfolio. Meanwhile, being a "value" portfolio during a year when growth is outperforming created an additional headwind for this portfolio.

As we begin 2012, investor fear is currently overpowering the stock market's positive fundamentals. Corporations continue to produce attractive earnings while common equity valuation metrics (such as the price/earnings ratio) have declined to their lowest levels in recent history. Nevertheless, investors are focusing on the possibility of a global economic slowdown and structural concerns as they pertain to the long-term fiscal profile for the U.S. and the survival of the Eurozone as a monetary union.

As a result, increased volatility should continue into the New Year with possible downside risk for equities as investors focus on potential negative outcomes for Europe. However, since investors seem to be bracing themselves for a disappointing 2012, any improvement to this outlook could provide the opportunity for positive surprises.

OneAmerica Value Portfolio – Class O (unaudited)

30,000
25,000
20,000
15,000
10,000
5,000
Dollars
S&P 500
Value Portfolio - Class O
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Average Annual Total Returns for periods ended December 31, 2011

	Value – Class O	S&P 500
One Year	-2.4%	2.1%
Five Years	-1.2%	-0.3%
Ten Years	5.6%	2.9%
Value of a hypothetical $10,000 investment made on 12/31/01	$17,179	$13,339

The charts above show the Value Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Value Portfolio – Advisor Class (unaudited)

30,000
25,000
20,000
15,000
10,000
5,000
Dollars
S&P 500
Value Portfolio - Advisor Class
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Average Annual Total Returns for periods ended December 31, 2011

	Value – Advisor Class	S&P 500
One Year	-2.7%	2.1%
Five Years	-1.5%	-0.3%
Ten Years	5.2%	2.9%
Value of a hypothetical $10,000 investment made on 12/31/01	$16,675	$13,339

The charts above show the Value Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the Fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Value Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
VALUE PORTFOLIO

December 31, 2011 (unaudited)

Industry	% of Total Net Assets
Oil & Gas	10.9%
Miscellaneous Manufacturing	8.7
Healthcare Products	8.1
Pharmaceuticals	7.0
Retail	6.7
Semiconductors	6.5
Banks	5.9
Transportation	3.9
Mutual Funds	3.7
Aerospace & Defense	3.6
Apparel	3.4
Diversified Financial Services	3.4
Beverages	2.7
Biotechnology	2.5
Computers	2.4
Iron/Steel	2.2
Agriculture	1.7
Auto Parts and Equipment	1.7
Toys/Games/Hobbies	1.6
Telecommunications	1.5
Insurance	1.3
Money Market Mutual Fund	1.3
Electric Utilities	1.2
Electronics	1.2
Household & Personal Products	1.2
Machinery-Diversified	1.0
Software	1.0
Food, Beverage	0.8
Chemicals	0.7
Commercial Services	0.7
Mining	0.7
Food	0.6
99.8
Other assets in excess of liabilities	0.2
Net Assets	100.0%

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
MONEY MARKET PORTFOLIO

December 31, 2011 (unaudited)

Industry	% of Total Net Assets
U.S. Government & Agency Obligations	21.4%
Diversified Financial Services	12.7
Food, Beverages	10.8
Commercial Bank	8.7
Money Market Mutual Funds	8.6
Household & Personal Products	5.6
Healthcare Products	5.1
Electric Utilities	4.3
Manufacturing	4.3
Health Care	3.7
Oil & Gas	3.3
Computers & Peripherals	1.9
Mining	1.9
92.3
Other assets in excess of liabilities	7.7
Net Assets	100.0%

(This Page Intentionally Left Blank)

A Message
From
David Weisenburger,
Portfolio Manager of the Investment Grade Bond Portfolio

The OneAmerica Investment Grade Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate securities, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings can range in maturity from overnight money market investments to bonds with maturities of thirty years or longer. The average duration of the portfolio can be reduced or extended to reflect our outlook on interest rates. The portfolio's mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities can and will be altered based upon our view of the relative attractiveness of each asset class.

As of the end of 2011, the average security rating assigned by Moody's Investors Service within the Investment Grade Bond Portfolio was Aa2. Approximately 74 percent of the portfolio was invested in U.S. Treasuries, Agencies, and other high quality mortgage and asset-backed securities. The portfolio was also invested in investment grade corporate bonds (15 percent), high yield corporate bonds (7 percent), and other investment grade securities (4 percent). The Portfolio has traditionally maintained an "overweight" position in fixed income securities exposed to credit risk; and this remained true throughout 2011.

Early in 2011, we began to thoughtfully analyze our credit overweight in light of the potential direct and indirect risks of the European sovereign debt crisis. As a result of our analysis, we decided to exit positions that had direct exposure to the European economies. In addition, we meaningfully pared our exposure to domestic high grade and high yield corporate bonds and added to our exposure to U.S Treasury and agency debt, which we expected to benefit from a "flight to quality". We continued to execute on this risk reduction strategy as the crisis intensified and ended the year with a neutral position in corporate credit – our lowest credit exposure in almost 3 years.

The depth and scope of the European debt problem, in our view, has yet to be fully understood by key policy makers. The central bank of Europe – the ECB – has taken significant steps towards easing the tightening in credit conditions by fully supporting the liquidity needs of the major banks in the region. In our view however, there have been limited steps taken to address what we believe to be the real problem in Europe – unmanageable sovereign debt loads. Shoring up the balance sheets of the region's banks is a critical step, but it does very little to provide meaningful support for a sovereign government's ability to manage its debt maturity schedule. As a result, sovereign governments have been unable to access long-term financing at manageable interest rates. In Europe, there are sizable debt maturities during early 2012 that must be refinanced which will force this issue to the forefront. We believe that this will be a key risk during 2012, and it will be our focus until we see an alleviation of this pressure.

Our conservative positioning throughout 2011 allowed us to benefit from the market's "risk-off" mentality. In very general terms, riskier fixed income exposures underperformed and as a result the Bond Portfolio performed very well relative to its peers. For the year, the Bond Portfolio was up 7.4 percent vs. the Barclays Aggregate Index return of 7.8 percent.

As we begin 2012, the Investment Grade Bond Portfolio remains relatively conservatively positioned. The securities we hold are very liquid and can quickly be sold and replaced with bonds which will perform better in a "risk-on" environment should we see a constructive resolution of the debt crisis in Europe. The Federal Reserve has been clear, and we expect short term rates to remain at near-record lows throughout all of 2012. As a result, our focus will be on credit sensitive securities, rather than trying to forecast interest rates. We will maintain a duration-neutral bias over the course of 2012.

OneAmerica Investment Grade Bond Portfolio – Class O (unaudited)

25,000
20,000
15,000
10,000
5,000
Dollars
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Barclays Capital U.S. Aggregate
Investment Grade Bond Portfolio - Class O

Average Annual Total Returns for periods ended December 31, 2011

	Investment Grade Bond – Class O	Barclays Capital U.S. Aggregate
One Year	7.4%	7.8%
Five Years	7.0%	6.5%
Ten Years	5.8%	5.8%
Value of a hypothetical $10,000 investment made on 12/31/01	$17,512	$17,534

The charts above show the Bond Portfolio – Class O's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Bond Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Investment Grade Bond Portfolio – Advisor Class (unaudited)

25,000
20,000
15,000
10,000
5,000
Dollars
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Barclays Capital U.S. Aggregate
Investment Grade Bond Portfolio - Advisor Class

Average Annual Total Returns for periods ended December 31, 2011

	Investment Grade Bond – Advisor Class	Barclays Capital U.S. Aggregate
One Year	7.0%	7.8%
Five Years	6.7%	6.5%
Ten Years	5.5%	5.8%
Value of a hypothetical $10,000 investment made on 12/31/01	$17,013	$17,534

The charts above show the Bond Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the Fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Investment Grade Bond Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO

December 31, 2011 (unaudited)

Industry	% of Total Net Assets
U.S. Government & Agency Obligations	38.1%
Mortgage-Backed and Asset-Backed Securities	34.9
Diversified Financial Services	3.3
Money Market Mutual Fund	2.9
Banks	2.7
Oil & Gas	2.0
Electric	1.4
Oil & Gas Services	1.4
Media	1.3
Telecommunications	1.2
Miscellaneous Manufacturing	1.1
Municipal Bonds	1.0
Machinery-Construction & Mining	0.9
Chemicals	0.8
Entertainment	0.8
Machinery-Diversified	0.8
Pipelines	0.8
Building Materials	0.7
Home Builders	0.7
Iron/Steel	0.7
Shipbuilding	0.7
Commercial Services	0.6
Packaging & Containers	0.6
Healthcare-Services	0.4
99.8
Other assets in excess of liabilities	0.2
Net Assets	100.0%

A Message
From
Kathryn Hudspeth and David Weisenburger,
Portfolio Managers of the
Asset Director Portfolio

The Asset Director Portfolio is a diversified portfolio of publicly traded common stocks, various types of debt securities, and money market instruments. The portfolio's composition is adjusted based on our evaluation of the economy, the equity and credit markets, and the relative attractiveness of various asset classes.

The Asset Director Portfolio was fairly aggressively positioned as we entered calendar year 2011. The portfolio management team determined that it was appropriate to maintain its overweight to equities and credit sensitive fixed income securities and an underweight in shorter-term money market instruments relative to our targets. We believed that the Fed's aggressive rate policy would continue to push investors out of the "risk spectrum" and into the equity markets.

Throughout the year, the equity component of the portfolio benefited from portfolio management decisions relating to certain industrials, as well as being underweight financials and overweight healthcare stocks. Equity performance was hindered by security selection decisions in the technology and consumer discretionary sectors. The fixed income markets were buffeted by "European crisis" volatility all year and forced many in the credit markets to pare their direct exposure to Europe. In the fixed income portion of Asset Director, we sold virtually all of our direct European exposure early in the year and sharply reduced our domestic corporate credit exposure as well. We are now at a three-year low in terms of our overweight to corporate credit.

The S&P 500 Index posted a calendar year 2011 total return of 2.1 percent; while the Russell 3000 Value Index returned -0.1 percent. The Barclays U.S. Aggregate Bond Index, which has significant exposure to U.S. Treasury and other low-risk securities, returned 7.8 percent. However, bond indices with more exposure to higher-quality credit sensitive securities performed better than lower quality corporate bonds during the year. For example, the Barclays High Grade Corporate Index was up 8.2 percent, while the Barclays High Yield Index was up approximately 5 percent for the year.

The Asset Director Portfolio – Class O shares posted a return of 0.8 percent in 2011. At year-end, the portfolio was invested 63 percent in equities, 33 percent in fixed income, and 4 percent in cash or cash equivalents. The portfolio's performance benefited from our decision to maintain a higher allocation to credit-related fixed income securities during the year.

Going into 2012, we remain constructive on the domestic economy's prospects – but cautious on the prospects for growth in the European community. Any exacerbation of the European sovereign crisis will obviously have a detrimental effect on the prospect for robust economic growth domestically. This recovery has been materially slower than most, but our economy does appear to be expanding.

There remain significant challenges going forward. Recent economic growth data has been weak, but improving. Employment statistics show improvement, while weaker labor market participation is troublesome. Inflation appears to be tame, and housing data has improved. The Federal Reserve will eventually need to come into the market and drain some of the massive amount of liquidity it injected during the credit crisis. The housing market remains strained and overbuilt and the banking sector – while significantly improved – has material exposure to the weaker European Union countries. Our focus will be to maintain discipline and diligence. Individual security selection and analysis will be the focus of our attention.

OneAmerica Asset Director Portfolio – Class O (unaudited)

S&P 500
Barclays Capital U.S. Aggregate
Asset Director Portfolio - Class O
Dollars
30,000
25,000
20,000
15,000
10,000
5,000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Average Annual Total Returns for periods ended December 31, 2011

	Asset Director – Class O	S&P 500	Barclays Capital U.S. Aggregate
One Year	0.8%	2.1%	7.8%
Five Years	2.2%	-0.3%	6.5%
Ten Years	6.3%	2.9%	5.8%
Value of a hypothetical $10,000 investment made on 12/31/01	$18,384	$13,339	$17,534

The charts above show the Asset Director Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Asset Director Portfolio – Advisor Class (unaudited)

S&P 500
Barclays Capital U.S. Aggregate
Asset Director Portfolio - Advisor Class
Dollars
30,000
25,000
20,000
15,000
10,000
5,000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Average Annual Total Returns for periods ended December 31, 2011

	Asset Director – Advisor Class	S&P 500	Barclays Capital U.S. Aggregate
One Year	0.5%	2.1%	7.8%
Five Years	1.9%	-0.3%	6.5%
Ten Years	6.0%	2.9%	5.8%
Value of a hypothetical $10,000 investment made on 12/31/01	$17,853	$13,339	$17,534

The charts above show the Asset Director Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the Fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Asset Director Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so sharesmay be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO

December 31, 2011 (unaudited)

Industry	% of Total Net Assets
Mortgage-Backed and Asset-Backed Securities	12.4%
U.S. Government & Agency Obligations	12.3
Oil & Gas	7.8
Miscellaneous Manufacturing	6.1
Healthcare Products	5.3
Mutual Funds	4.7
Banks	4.6
Pharmaceuticals	4.5
Retail	4.3
Semiconductors	4.3
Diversified Financial Services	3.3
Transportation	2.5
Aerospace & Defense	2.4
Apparel	2.3
Beverages	1.9
Iron/Steel	1.8
Biotechnology	1.6
Computers	1.6
Money Market Mutual Fund	1.6
Telecommunications	1.3
Agriculture	1.1
Auto Parts and Equipment	1.1
Machinery-Diversified	1.0
Toys/Games/Hobbies	1.0
Insurance	0.9
Electronics	0.8
Electric	0.7
Food, Beverages	0.7
Commercial Services	0.6
Software	0.6
Chemicals	0.5
Oil & Gas Services	0.5
Entertainment	0.4
Food	0.4
Media	0.4
Mining	0.4
Pipelines	0.4
Building Materials	0.3
Home Builders	0.3
Machinery-Construction & Mining	0.3
Packaging & Containers	0.3
Shipbuilding	0.3
Healthcare-Services	0.2
Municipal Bonds	0.2
Net Assets	100.0%

A Message
From
Erik Leighton,
Portfolio Manager of the Socially Responsive Portfolio

Prognosticators have been saying for years that the world gets constantly more interrelated and interdependent. These relationships were evident in 2011. Macroeconomic developments such as Europe's debt crisis deterioration, the U.S. Government's credit rating downgrade, geopolitical turmoil in the Middle East, Japan's natural disasters, and many other headlines impacted equity markets around the world.

On the global economic front, two separate themes were prominent. First, developed nations struggled with the weight of their debt burdens along with limited growth prospects. Currently, the European Union (EU) is the prime example. Greece is talked about the most within the EU, but "contagion" and spread to larger nations that have similar, but less advanced debt issues (i.e., Portugal, Italy, and Spain) is the major concern. Second, emerging markets such as China struggled with increased inflation and their ability to engineer a soft, rather than hard, landing. Trying to rein in growth in the emerging economies represented another demand challenge for the developed world. As a result of the above turmoil, international equity markets declined in various proportions in 2011.

The U.S. economic situation started the year with hopes of improvement. Soon, hopes turned to fear of slow economic growth, rising sovereign debt, and stagnant unemployment, along with the myriad of other macroeconomic issues. Then, in the fourth quarter, the domestic equity markets rallied off their October lows and ended the year up slightly. Buoyed by stronger than anticipated economic data and potential EU debt crisis plans, investors moved full circle finishing with the same hopes of economic improvement. There was one constant throughout the year – volatility.

The Socially Responsive Portfolio invests primarily in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The portfolio may invest in companies of any size and may change composition between small, medium, and large companies depending on the outlook for the economic environment and the markets.

The portfolio focuses on securities which are sensitive to socially responsible principles. In particular, the portfolio will typically avoid investments in the following types of companies:

• Companies that are engaged in the manufacture of tobacco

• Companies that derive a significant portion of their revenues from the manufacture of alcohol

• Companies that are involved in gambling as a primary line of business

• Companies whose activities include direct participation in abortion

• Companies that derive a significant portion of their revenues from activities that promote pornography

During 2011, the portfolio had positive relative returns from energy and industrial selection, but that was more than offset by negative selection in the information technology, staples, and healthcare sectors. The financial sector was the worst performing sector in 2011; the portfolio's below-market allocation to financials therefore provided a boost. Utilities and consumer staples were the best performing sectors. The portfolio incurred a negative impact from an underweight position in these two very defensive sectors. Generally, utilities have rather high debt levels and limited growth opportunities and therefore are limited in the portfolio. Consumer staples are generally priced rather expensively and are more challenging to purchase based on the portfolio's valuation directives. As the portfolio is more "value-driven" in its approach, a year such as 2011, when growth easily outperformed value, provided another hurdle.

In the near-term, with reasonably compelling equity valuations, a fairly united European front, and improved U.S. economic data, some additional follow-through to the upside may occur early in the year for equity markets. But as the year progresses, expect many of the same questions to resurface from geopolitical and macroeconomic perspectives. With those reoccurring questions, volatility will likely remain higher than normal.

OneAmerica Socially Responsive Portfolio – Class O (unaudited)

S&P 500
Socially Responsive Portfolio - Class O
Dollars
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
03/06
12/06
12/07
12/08
12/09
12/10
12/11

Average Annual Total Returns for the period ended December 31, 2011

	Socially Responsive – Class O	S&P 500
One Year	-3.5%	2.1%
Five Years	-1.7%	-0.3%
Ten Years	N/A	N/A
Since Inception (3/31/06)	-1.0%	1.6%
Value of a hypothetical $10,000 investment made on 3/31/06	$9,425	$10,974

The charts above show the Socially Responsive Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Socially Responsive Portfolio – Advisor Class (unaudited)

S&P 500
Socially Responsive Portfolio - Advisor Class
Dollars
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
03/06
12/06
12/07
12/08
12/09
12/10
12/11

Average Annual Total Returns for the period ended December 31, 2011

	Socially Responsive – Advisor Class	S&P 500
One Year	-3.8%	2.1%
Five Years	-2.0%	-0.3%
Ten Years	N/A	N/A
Since Inception (3/31/06)	-1.3%	1.6%
Value of a hypothetical $10,000 investment made on 3/31/06	$9,262	$10,974

The charts above show the Socially Responsive Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO

December 31, 2011 (unaudited)

Industry	% of Total Net Assets
Oil & Gas	11.6%
Miscellaneous Manufacturing	9.7
Semiconductors	7.9
Banks	7.8
Healthcare Products	7.6
Retail	6.9
Aerospace & Defense	4.1
Transportation	4.0
Apparel	3.4
Biotechnology	3.2
Beverages	3.1
Money Market Mutual Fund	3.1
Pharmaceuticals	2.9
Computers	2.8
Iron/Steel	2.5
Food	2.2
Agriculture	2.1
Telecommunications	2.0
Diversified Financial Services	1.9
Electronics	1.9
Toys/Games/Hobbies	1.8
Software	1.4
Insurance	1.3
Machinery-Diversified	1.3
Chemicals	1.2
Commercial Services	0.8
Mining	0.7
99.2
Other assets in excess of liabilities	0.8
Net Assets	100.0%

Fees and Expenses (unaudited)

As an indirect shareholder of the OneAmerica Funds, Inc., you incur management fees, distribution fees (with respect to the Advisor Class), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads) nor do they have any variable contract costs. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period[1]
Value – Class O
Actual	$1,000.00	$924.90	0.60%	$2.91
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.05
Value – Advisor Class
Actual	1,000.00	923.50	0.90	4.36
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90	4.58
Money Market – Class O
Actual	1,000.00	1,000.00	0.08	0.38
Hypothetical (5% return before expenses)	1,000.00	1,024.82	0.08	0.39
Money Market – Advisor Class
Actual	1,000.00	1,000.00	0.08	0.38
Hypothetical (5% return before expenses)	1,000.00	1,024.82	0.08	0.39
Investment Grade Bond – Class O
Actual	1,000.00	1,040.90	0.64	3.29
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.64	3.26
Investment Grade Bond – Advisor Class
Actual	1,000.00	1,039.30	0.94	4.83
Hypothetical (5% return before expenses)	1,000.00	1,020.46	0.94	4.79
Asset Director – Class O
Actual	1,000.00	960.80	0.60	2.97
Hypothetical (5% return before expenses)	1,000.00	1,022.17	0.60	3.07
Asset Director – Advisor Class
Actual	1,000.00	959.50	0.90	4.45
Hypothetical (5% return before expenses)	1,000.00	1,020.66	0.90	4.59
Socially Responsive – Class O
Actual	1,000.00	924.20	1.20	5.82
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20	6.10
Socially Responsive – Advisor Class
Actual	1,000.00	922.50	1.50	7.27
Hypothetical (5% return before expenses)	1,000.00	1,017.64	1.50	7.63

1  Expenses for each Portfolio are calculated using the portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/11. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
OneAmerica Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (five portfolios constituting the OneAmerica Funds, Inc., hereafter referred to as the "Fund") at December 31, 2011, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 17, 2012

OneAmerica Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Assets:
Investments in securities, at fair value	$245,538,068	$170,367,607	$147,314,783	$310,426,642	$4,758,023
Cash	203,978	13,749,570	91,357	84,612	33,145
Receivable for capital stock issued	40,225	394,823	268,171	–	223
Dividends and interest receivable	358,180	654	1,019,592	993,555	7,080
Due from Advisor (Note 2)	–	85,243	–	–	1,933
Prepaid expense	7,647	8,187	8,563	7,063	9,873
Total assets	246,148,098	184,606,084	148,702,466	311,511,872	4,810,277
Liabilities:
Payable for capital stock redeemed	–	–	–	497,976	490
Payable for investments purchased	–	–	1,072,546	526,249	–
Accrued investment advisory fees	104,227	63,330	62,141	130,694	2,869
Accrued distributions (12b-1) fee	6,826	8,289	2,223	19,999	619
Accrued expenses	37,237	33,084	26,760	43,845	8,395
Total liabilities	148,290	104,703	1,163,670	1,218,763	12,373
Net assets	$245,999,808	$184,501,381	$147,538,796	$310,293,109	$4,797,904
Net Assets by class of shares
Class O	$219,732,828	$153,127,527	$138,672,506	$231,822,334	$2,357,295
Advisor Class	26,266,980	31,373,854	8,866,290	78,470,775	2,440,609
Total net assets	$245,999,808	$184,501,381	$147,538,796	$310,293,109	$4,797,904
Shares outstanding
Class O	11,219,537	153,127,428	11,962,895	13,750,175	267,515
Advisor Class	1,351,408	31,373,826	768,155	4,681,546	276,997
Total shares outstanding	12,570,945	184,501,254	12,731,050	18,431,721	544,512
Net asset value per share
Class O	$19.58	$1.00	$11.59	$16.86	$8.81
Advisor Class	$19.44	$1.00	$11.54	$16.76	$8.81
Investments at cost	$238,814,660	$170,367,607	$139,069,005	$294,904,834	$4,859,434
Analysis of net assets:
Paid-in-capital	$245,563,970	$184,501,254	$139,249,684	$294,348,722	$5,377,084
Undistributed (distributions in excess of) net investment income	–	–	1,047	457	61
Undistributed net realized gain (loss)	(6,287,570)	127	42,287	422,122	(477,830)
Net unrealized appreciation (depreciation) of investments	6,723,408	–	8,245,778	15,521,808	(101,411)
	$245,999,808	$184,501,381	$147,538,796	$310,293,109	$4,797,904

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2011

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Investment Income:
Income:
Dividends (net of foreign withholding taxes of $96,642, $0, $0, $77,677 and $1,655, respectively)	$5,448,788	$6,672	$60,435	$4,450,126	$105,328
Interest	10,049	200,337	5,735,736	3,983,738	29
	5,458,837	207,009	5,796,171	8,433,864	105,357
Expenses:
Investment advisory fee	1,320,426	755,122	716,641	1,588,173	37,146
Custodian and service agent fee	151,456	115,945	96,170	190,364	12,691
Distribution (12b-1) fee – Advisor Class	86,949	97,637	24,515	234,005	7,875
Printing	33,635	23,596	18,157	40,640	671
Professional fees	22,789	15,928	12,137	27,261	382
Director fees	16,365	16,365	16,365	16,365	16,367
Other	25,617	69,323	57,711	33,598	21,758
Total expenses before waived fees and reimbursed expenses	1,657,237	1,093,916	941,696	2,130,406	96,890
Waived fees and reimbursed expenses (Note 2)	–	(886,907)	–	–	(25,336)
Net expenses	1,657,237	207,009	941,696	2,130,406	71,554
Net investment income	3,801,600	–	4,854,475	6,303,458	33,803
Gain (loss) on investments:
Net realized gain (loss) on investments	7,116,443	128	1,574,937	8,701,285	(27,755)
Net change in unrealized appreciation (depreciation) on investments	(16,879,624)	–	3,662,366	(12,650,375)	(203,258)
Net realized and unrealized gain (loss)	(9,763,181)	128	5,237,303	(3,949,090)	(231,013)
Net increase (decrease) in net assets from operations	$(5,961,581)	$128	$10,091,778	$2,354,368	$(197,210)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Portfolio
	Value		Money Market		Investment Grade Bond
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Net increase (decrease) in net assets from operations:
Net investment income	$3,801,600	$3,750,217	$—	$13,741	$4,854,475	$5,709,516
Net realized gain (loss) on investments	7,116,443	2,401,428	128	102	1,574,937	2,217,778
Net change in unrealized appreciation (depreciation) on investments	(16,879,624)	26,363,272	—	—	3,662,366	2,014,891
Net increase (decrease) in net assets from operations	(5,961,581)	32,514,917	128	13,843	10,091,778	9,942,185
Shareholder distributions:
From net investment income:
Class O	(3,470,886)	(3,401,906)	(40)	(11,639)	(4,732,329)	(5,547,873)
Advisor Class	(332,768)	(332,720)	—	(2,102)	(279,453)	(288,311)
From net realized gain:
Class O	—	—	(52)	—	(1,610,378)	(1,822,788)
Advisor Class	—	—	(11)	—	(103,365)	(101,165)
Total distributions	(3,803,654)	(3,734,626)	(103)	(13,741)	(6,725,525)	(7,760,137)
Shareholder transactions:
Proceeds from shares issued:
Class O	4,895,247	5,045,026	39,745,852	25,068,135	12,193,767	12,131,052
Advisor Class	3,875,016	6,089,808	17,739,686	13,076,609	2,064,704	3,822,650
Reinvested distributions:
Class O	3,470,886	3,401,906	92	11,639	6,342,707	7,370,661
Advisor Class	332,768	332,720	11	2,102	382,818	389,476
Cost of shares redeemed:
Class O	(22,880,942)	(21,937,176)	(49,141,091)	(58,667,658)	(21,941,960)	(14,048,519)
Advisor Class	(5,631,513)	(3,657,535)	(20,234,976)	(12,605,751)	(1,444,873)	(2,175,967)
Net increase (decrease) from shareholder transactions	(15,938,538)	(10,725,251)	(11,890,426)	(33,114,924)	(2,402,837)	7,489,353
Net Increase (decrease) in net assets	(25,703,773)	18,055,040	(11,890,401)	(33,114,822)	963,416	9,671,401
Net assets at beginning of year	271,703,581	253,648,541	196,391,782	229,506,604	146,575,380	136,903,979
Net assets at end of year	$245,999,808	$271,703,581	$184,501,381	$196,391,782	$147,538,796	$146,575,380
Undistributed (distributions in excess of) net investment income included in net assets at the end of year	$—	$930	$—	$40	$1,047	$34
Changes in capital stock outstanding
Shares issued:
Class O	238,600	263,782	39,745,852	25,068,135	1,029,797	1,036,182
Advisor Class	188,366	328,563	17,739,686	13,076,608	176,151	325,898
Reinvested distributions:
Class O	176,528	166,466	92	11,639	547,824	653,022
Advisor Class	17,053	16,408	11	2,103	33,205	34,639
Shares redeemed:
Class O	(1,111,757)	(1,176,582)	(49,141,091)	(58,667,658)	(1,888,080)	(1,197,607)
Advisor Class	(281,529)	(198,252)	(20,234,976)	(12,605,751)	(123,737)	(186,098)
Net increase (decrease)	(772,739)	(599,615)	(11,890,426)	(33,114,924)	(224,840)	666,036
Shares outstanding at beginning of year	13,343,684	13,943,299	196,391,680	229,506,604	12,955,890	12,289,854
Shares outstanding at end of year	12,570,945	13,343,684	184,501,254	196,391,680	12,731,050	12,955,890

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Portfolio
	Asset Director		Socially Responsive
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Net increase (decrease) in net assets from operations:
Net investment income	$6,303,458	$6,110,675	$33,803	$43,688
Net realized gain (loss) on investments	8,701,285	3,258,219	(27,755)	(118,197)
Net change in unrealized appreciation (depreciation) on investments	(12,650,375)	23,389,128	(203,258)	562,401
Net increase (decrease) in net assets from operations	2,354,368	32,758,022	(197,210)	487,892
Shareholder distributions:
From net investment income:
Class O	(4,950,481)	(4,884,456)	(20,427)	(26,714)
Advisor Class	(1,465,791)	(1,306,772)	(13,330)	(18,454)
From net realized gain:
Class O	(4,806,851)	—	—	—
Advisor Class	(1,648,597)	—	—	—
Total distributions	(12,871,720)	(6,191,228)	(33,757)	(45,168)
Shareholder transactions:
Proceeds from shares issued:
Class O	8,704,639	21,313,728	657,772	418,476
Advisor Class	15,449,244	27,207,037	257,830	179,729
Reinvested distributions:
Class O	9,757,332	4,884,456	20,427	26,714
Advisor Class	3,114,388	1,306,772	13,330	18,454
Cost of shares redeemed:
Class O	(22,331,420)	(27,924,729)	(842,830)	(315,298)
Advisor Class	(10,664,322)	(10,430,722)	(227,410)	(144,213)
Net increase (decrease) from shareholder transactions	4,029,861	16,356,542	(120,881)	183,862
Net Increase (decrease) in net assets	(6,487,491)	42,923,336	(351,848)	626,586
Net assets at beginning of year	316,780,600	273,857,264	5,149,752	4,523,166
Net assets at end of year	$310,293,109	$316,780,600	$4,797,904	$5,149,752
Undistributed (distributions in excess of) net investment income included in net assets at the end of year	$457	$1,628	$61	$15
Changes in capital stock outstanding
Shares issued:
Class O	490,833	1,268,066	69,355	48,441
Advisor Class	878,978	1,668,008	27,872	21,013
Reinvested distributions:
Class O	577,459	279,447	2,307	2,893
Advisor Class	185,391	75,175	1,506	1,999
Shares redeemed:
Class O	(1,256,213)	(1,687,651)	(90,597)	(39,348)
Advisor Class	(615,103)	(638,643)	(25,173)	(16,510)
Net increase (decrease)	261,345	964,402	(14,730)	18,488
Shares outstanding at beginning of year	18,170,376	17,205,974	559,242	540,754
Shares outstanding at end of year	18,431,721	18,170,376	544,512	559,242

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
VALUE PORTFOLIO

December 31, 2011

Description	Shares	Value
Common Stocks (89.9%)
Aerospace & Defense (3.6%)
General Dynamics Corp.	34,900	$2,317,709
Precision Castparts Corp.	39,900	6,575,121
		8,892,830
Agriculture (1.7%)
Archer-Daniels-Midland Co.	145,200	4,152,720
Apparel (3.4%)
Columbia Sportswear Co.	50,600	2,355,430
Wolverine World Wide, Inc.	170,600	6,080,184
		8,435,614
Auto Parts and Equipment (1.7%)
Magna International, Inc.	123,400	4,110,454
Banks (5.9%)
Bank of Hawaii Corp.	57,300	2,549,277
Citigroup, Inc.	29,189	767,963
JPMorgan Chase & Co.	99,807	3,318,583
Northern Trust Corp.	68,400	2,712,744
U.S. Bancorp	193,500	5,234,175
		14,582,742
Beverages (2.7%)
Coca-Cola Co. (The)	95,900	6,710,123
Biotechnology (2.5%)
Amgen, Inc.	96,900	6,221,949
Chemicals (0.7%)
Dow Chemical Co.	59,000	1,696,840
Commercial Services (0.7%)
Robert Half International, Inc.	63,800	1,815,748
Computers (2.4%)
Dell, Inc.[1]	248,600	3,637,018
Hewlett-Packard Co.	85,374	2,199,234
		5,836,252
Diversified Financial Services (1.7%)
Federated Investors, Inc., Class B	105,100	1,592,265
Investment Technology Group, Inc.[1]	244,700	2,645,207
		4,237,472
Electronics (1.2%)
FLIR Systems, Inc.	119,500	2,995,865
Food (0.6%)
Fresh Del Monte Produce, Inc.	33,900	847,839
Sysco Corp.	21,200	621,796
		1,469,635
Healthcare Products (8.1%)
Baxter International, Inc.	101,400	5,017,272
Johnson & Johnson	105,500	6,918,690
Medtronic, Inc.	144,900	5,542,425
Zimmer Holdings, Inc.[1]	47,900	2,558,818
		20,037,205
Insurance (1.3%)
Aegon NV1	816,185	3,281,064

Description	Shares	Value
Iron/Steel (2.2%)
Nucor Corp.	136,400	$5,397,348
Machinery-Diversified (1.0%)
Cummins, Inc.	27,800	2,446,956
Mining (0.7%)
Alcoa, Inc.	199,100	1,722,215
Miscellaneous Manufacturing (8.7%)
Carlisle Cos., Inc.	122,500	5,426,750
Crane Co.	92,600	4,325,346
General Electric Co.	323,300	5,790,303
Illinois Tool Works, Inc.	124,200	5,801,382
		21,343,781
Oil & Gas (10.9%)
ConocoPhillips	92,400	6,733,188
Exxon Mobil Corp.	54,300	4,602,468
Royal Dutch Shell PLC ADR	89,700	6,556,173
Tidewater, Inc.	136,250	6,717,125
Valero Energy Corp.	102,200	2,151,310
		26,760,264
Pharmaceuticals (7.0%)
McKesson Corp.	86,050	6,704,155
Merck & Co., Inc.	122,600	4,622,020
Pfizer, Inc.	273,950	5,928,278
		17,254,453
Retail (6.7%)
Bed Bath & Beyond, Inc.[1]	104,600	6,063,662
Best Buy Co., Inc.	97,700	2,283,249
Home Depot, Inc. (The)	80,400	3,380,016
Kohl's Corp.	96,100	4,742,535
		16,469,462
Semiconductors (6.5%)
Applied Materials, Inc.	390,700	4,184,397
Intel Corp.	258,600	6,271,050
Texas Instruments, Inc.	186,600	5,431,926
		15,887,373
Software (1.0%)
Autodesk, Inc.[1]	48,500	1,471,005
Oracle Corp.	39,400	1,010,610
		2,481,615
Telecommunications (1.5%)
Cisco Systems, Inc.	168,000	3,037,440
Nokia OYJ ADR	125,550	605,151
		3,642,591
Toys/Games/Hobbies (1.6%)
Mattel, Inc.	138,800	3,853,088
Transportation (3.9%)
Norfolk Southern Corp.	68,400	4,983,624
Werner Enterprises, Inc.	187,200	4,511,520
		9,495,144
Total common stocks (cost: $215,213,616)		221,230,803

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
VALUE PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds[2] (4.9%)
Commercial Paper (4.9%)
Diversified Financial Services (1.7%)
John Deere Bank SA	0.101%	01/06/2012	$2,098,000	$2,097,937
Paccar Financial Corp.	0.071	01/25/2012	2,000,000	1,999,620
				4,097,557
Electric Utilities (1.2%)
American Transmission Co.	0.122	01/31/2012	3,000,000	2,999,280
Food, Beverage (0.8%)
Nestle Capital Corp.	0.010	01/09/2012	2,000,000	1,999,980
Household & Personal Products (1.2%)
Colgate-Palmolive Co.	0.020	01/27/2012	3,000,000	2,999,940
Total short-term notes and bonds (cost: $12,097,530)				12,096,757
Money Market Mutual Fund (1.3%)
BlackRock Liquidity TempFund Portfolio, 0.11%[3]			3,100,000	3,100,000
Total money market mutual fund (cost: $3,100,000)				3,100,000
Mutual Funds (3.7%)
iShares Russell 1000 Value Index Fund			68,900	4,373,772
iShares Russell Midcap Value Index Fund			69,600	3,020,640
iShares S&P SmallCap 600 Value Index Fund			24,600	1,716,096
Total mutual funds (cost: $8,403,514)				9,110,508
Total investments (99.8%) (cost: $238,814,660)				245,538,068
Other assets in excess of liabilities (0.2%)				461,740
Net assets (100.0%)				$245,999,808

The following abbreviation is used in the portfolio descriptions:

ADR – American Depositary Receipt

1  Non-Income producing securities.

2  The interest rate for short-term notes reflects the yields for those securities as of December 31, 2011.

3  The rate shown reflects the seven day yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes[1] (83.7%)
U.S. Government & Agency Obligations (21.4%)
Fannie Mae Discount Note	0.010%	03/14/2012	$7,000,000	$6,999,858
U.S. Treasury Bill Discount Note	0.001	02/02/2012	10,000,000	9,999,991
U.S. Treasury Bill Discount Note	0.006	03/08/2012	7,500,000	7,499,916
U.S. Treasury Bill Discount Note	0.005	04/05/2012	5,000,000	4,999,934
U.S. Treasury Bill Discount Note	0.080	11/15/2012	10,000,000	9,992,911
Total U.S. government & agency obligations (cost[2]: $39,492,610)				39,492,610
Commercial Paper (62.3%)
Commercial Bank (8.7%)
IBRD	0.010	01/09/2012	4,000,000	3,999,991
IBRD	0.010	02/02/2012	5,000,000	4,999,956
JP Morgan Chase & Co.	0.010	01/23/2012	7,000,000	6,999,957
				15,999,904
Computers & Peripherals (1.9%)
IBM Corp.	0.051	01/23/2012	3,500,000	3,499,893
Diversified Financial Services (12.7%)
Deere & Co.	0.152	07/09/2012	1,400,000	1,398,892
General Electric Capital Corp.	0.020	02/13/2012	3,000,000	2,999,928
General Electric Capital Corp.	0.091	03/27/2012	4,000,000	3,999,140
John Deere Credit, Inc.	0.101	01/12/2012	7,000,000	6,999,786
Paccar Financial Corp.	0.051	01/19/2012	1,000,000	999,975
Paccar Financial Corp.	0.071	01/25/2012	7,000,000	6,999,673
				23,397,394
Electric Utilities (4.3%)
American Transmission Co.	0.172	01/24/2012	7,000,000	6,999,240
American Transmission Co.	0.122	01/31/2012	1,000,000	999,900
				7,999,140
Food, Beverages (10.8%)
Coca-Cola Co. (The)	0.051	01/10/2012	1,426,000	1,425,982
Coca-Cola Co. (The)	0.061	02/22/2012	4,500,000	4,499,610
Nestle Capital Corp.	0.010	01/24/2012	4,000,000	3,999,974
Nestle Capital Corp.	0.010	02/27/2012	3,000,000	2,999,953
Pepsico, Inc.	0.041	01/11/2012	7,000,000	6,999,922
				19,925,441
Health Care (3.7%)
Roche Holdings, Inc.	0.051	01/23/2012	6,750,000	6,749,794
Healthcare Products (5.1%)
Johnson & Johnson	0.061	04/24/2012	4,000,000	3,999,240
Medtronic, Inc.	0.041	01/25/2012	5,500,000	5,499,853
				9,499,093
Household & Personal Products (5.6%)
Colgate-Palmolive Co.	0.020	01/27/2012	3,000,000	2,999,957
Procter & Gamble Co.	0.051	01/10/2012	5,400,000	5,399,933
Procter & Gamble International Funding	0.061	01/09/2012	2,000,000	1,999,973
				10,399,863
Manufacturing (4.3%)
Danaher Corp.	0.061	01/05/2012	8,000,000	7,999,947
Mining (1.9%)
BHP Billiton Finance (USA) Limited	0.101	01/23/2012	445,000	444,973
BHP Billiton Finance (USA) Limited	0.101	02/01/2012	3,000,000	2,999,742
				3,444,715
Oil & Gas (3.3%)
ConocoPhillips Qatar	0.142	01/09/2012	6,000,000	5,999,813
Total commercial paper (cost[2]: $114,914,997)				114,914,997
Total short-term notes (cost[2]: $154,407,607)				154,407,607

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO (continued)

December 31, 2011

Description	Shares	Value
Money Market Mutual Funds (8.6%)
BlackRock Liquidity TempFund Portfolio, 0.11%[3]	7,960,000	$7,960,000
JPMorgan Prime MoneyMarket Fund, 0.01%[3]	8,000,000	8,000,000
Total money market mutual fund (cost: $15,960,000)		15,960,000
Total investments (92.3%) (cost: $170,367,607)		170,367,607
Other assets in excess of liabilities (7.7%)		14,133,774
Net assets (100.0%)		$184,501,381

1  The interest rate for short-term notes reflects the yields for those securities as of December 31, 2011.

2  Cost represents amortized cost.

3  The rate shown reflects the seven day yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO

December 31, 2011

Description			Shares	Value
Preferred Stock (0.7%)
Diversified Financial Services (0.7%)
JPMorgan Chase Capital XXIX			39,000	$995,280
Total preferred stock (cost: $999,535)				995,280
	Interest Rate	Maturity Date	Principal Amount
Long-Term Notes and Bonds (90.5%)
U.S. Government & Agency Obligations (32.8%)
Federal Farm Credit Bank	2.625%	04/17/2014	$1,000,000	1,047,850
Federal Home Loan Banks	4.875	09/08/2017	1,000,000	1,186,561
FHLMC	4.500	01/15/2015	500,000	557,512
FHLMC	3.750	03/27/2019	750,000	856,148
FNMA	4.375	07/17/2013	1,000,000	1,061,250
FNMA	2.500	05/15/2014	1,000,000	1,043,683
U.S. Treasury Bonds	6.000	02/15/2026	500,000	720,625
U.S. Treasury Bonds	5.375	02/15/2031	500,000	712,656
U.S. Treasury Bonds	4.500	02/15/2036	500,000	654,297
U.S. Treasury Bonds	4.375	02/15/2038	500,000	646,406
U.S. Treasury Bonds	3.500	02/15/2039	550,000	618,664
U.S. Treasury Bonds	4.500	08/15/2039	300,000	396,797
U.S. Treasury Bonds	4.625	02/15/2040	500,000	674,375
U.S. Treasury Bonds	4.250	11/15/2040	100,000	127,531
U.S. Treasury Bonds	4.750	02/15/2041	1,000,000	1,378,125
U.S. Treasury Bonds	4.375	05/15/2041	450,000	586,336
U.S. Treasury Bonds	3.750	08/15/2041	550,000	646,852
U.S. Treasury Notes	0.625	02/28/2013	500,000	502,597
U.S. Treasury Notes	1.375	05/15/2013	1,000,000	1,015,859
U.S. Treasury Notes	0.375	06/30/2013	1,000,000	1,002,383
U.S. Treasury Notes	0.750	08/15/2013	1,000,000	1,008,320
U.S. Treasury Notes	0.125	08/31/2013	1,100,000	1,098,066
U.S. Treasury Notes	0.750	09/15/2013	1,000,000	1,008,555
U.S. Treasury Notes	0.500	10/15/2013	500,000	502,168
U.S. Treasury Notes	0.500	11/15/2013	500,000	502,305
U.S. Treasury Notes	2.250	05/31/2014	3,150,000	3,295,442
U.S. Treasury Notes	0.500	08/15/2014	500,000	502,266
U.S. Treasury Notes	2.375	08/31/2014	700,000	737,407
U.S. Treasury Notes	2.125	05/31/2015	1,500,000	1,583,554
U.S. Treasury Notes	1.875	06/30/2015	500,000	523,906
U.S. Treasury Notes	1.750	07/31/2015	300,000	313,125
U.S. Treasury Notes	1.250	08/31/2015	700,000	718,593
U.S. Treasury Notes	1.250	09/30/2015	500,000	512,969
U.S. Treasury Notes	1.250	10/31/2015	1,200,000	1,230,750
U.S. Treasury Notes	1.375	11/30/2015	700,000	721,328
U.S. Treasury Notes	2.000	01/31/2016	500,000	527,500
U.S. Treasury Notes	2.625	04/30/2016	1,000,000	1,081,953
U.S. Treasury Notes	1.750	05/31/2016	300,000	313,711
U.S. Treasury Notes	1.500	07/31/2016	500,000	516,914
U.S. Treasury Notes	4.875	08/15/2016	1,000,000	1,186,016
U.S. Treasury Notes	1.000	08/31/2016	900,000	909,844
U.S. Treasury Notes	1.000	09/30/2016	1,100,000	1,111,343
U.S. Treasury Notes	3.125	10/31/2016	1,000,000	1,108,828
U.S. Treasury Notes	3.125	04/30/2017	1,000,000	1,113,750
U.S. Treasury Notes	2.875	03/31/2018	500,000	552,188
U.S. Treasury Notes	1.375	09/30/2018	1,000,000	1,005,391
U.S. Treasury Notes	2.750	02/15/2019	3,500,000	3,833,319
U.S. Treasury Notes	3.625	08/15/2019	300,000	347,461
U.S. Treasury Notes	3.500	05/15/2020	750,000	862,793
U.S. Treasury Notes	2.625	08/15/2020	750,000	808,887
U.S. Treasury Notes	2.625	11/15/2020	1,000,000	1,076,562
U.S. Treasury Notes	3.125	05/15/2021	600,000	669,937
U.S. Treasury Notes	2.125	08/15/2021	1,600,000	1,641,000
Total U.S. government & agency obligations (cost: $44,683,174)				48,362,658

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Mortgage-Backed and Asset-Backed Securities (34.9%)
Avis Budget Rental Car Funding (AESOP) LLC, Ser. 2011-5A, Cl. A, 144A1	3.270%	02/20/2018	$1,000,000	$1,002,447
Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Cl. AAB	5.379	09/10/2047	854,183	886,809
Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Cl. AAB	5.422	01/15/2049	1,000,000	1,063,910
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW13, Cl. A3	5.518	09/11/2041	1,000,000	1,049,153
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW14, Cl. A3	5.209	12/11/2038	600,000	605,471
Bear Stearns Commercial Mortgage Securities, Ser. 2006-T24, Cl. AAB	5.533	10/12/2041	536,761	562,802
CenterPoint Energy Transition Bond Co. LLC, Ser. 2005-A, Cl. A2	4.970	08/01/2014	144,355	145,473
CSFB Mortgage Securities Corp., Ser. 2005-C5, Cl. AAB[2]	5.100	08/15/2038	922,021	960,541
FHLMC CMO, Ser. 2002-2424, Cl. OG	6.000	03/15/2017	423,279	453,110
FHLMC CMO, Ser. 2005-2947, Cl. VA	5.000	03/15/2016	394,795	410,047
FHLMC CMO, Ser. 2009-3589, Cl. PA	4.500	09/15/2039	831,001	893,910
FHLMC Gold Pool #A11823	5.000	08/01/2033	49,885	53,706
FHLMC Gold Pool #A16641	5.500	12/01/2033	67,963	74,071
FHLMC Gold Pool #A27124	6.000	10/01/2034	14,166	15,718
FHLMC Gold Pool #A40159	5.500	11/01/2035	20,896	22,748
FHLMC Gold Pool #A40754	6.500	12/01/2035	205,783	232,805
FHLMC Gold Pool #A41968	5.500	01/01/2036	114,274	124,402
FHLMC Gold Pool #A43870	6.500	03/01/2036	114,947	129,409
FHLMC Gold Pool #A44969	6.500	04/01/2036	612,028	691,326
FHLMC Gold Pool #A45057	6.500	05/01/2036	61,902	70,262
FHLMC Gold Pool #A45624	5.500	06/01/2035	19,234	20,939
FHLMC Gold Pool #A51101	6.000	07/01/2036	78,876	86,902
FHLMC Gold Pool #A56247	6.000	01/01/2037	591,163	651,316
FHLMC Gold Pool #A56634	5.000	01/01/2037	219,891	236,528
FHLMC Gold Pool #A56829	5.000	01/01/2037	43,127	46,390
FHLMC Gold Pool #A57135	5.500	02/01/2037	664,581	722,028
FHLMC Gold Pool #A58278	5.000	03/01/2037	481,299	517,714
FHLMC Gold Pool #A58965	5.500	04/01/2037	356,418	387,227
FHLMC Gold Pool #A71576	6.500	01/01/2038	384,592	431,778
FHLMC Gold Pool #A91064	4.500	02/01/2040	738,005	782,698
FHLMC Gold Pool #A93990	4.000	09/01/2040	810,632	851,437
FHLMC Gold Pool #B12969	4.500	03/01/2019	63,946	68,191
FHLMC Gold Pool #B19462	5.000	07/01/2020	198,974	214,475
FHLMC Gold Pool #C01086	7.500	11/01/2030	26,627	31,816
FHLMC Gold Pool #C01271	6.500	12/01/2031	40,913	46,674
FHLMC Gold Pool #C01302	6.500	11/01/2031	8,376	9,555
FHLMC Gold Pool #C01676	6.000	11/01/2033	780,435	869,359
FHLMC Gold Pool #C03478	4.500	06/01/2040	708,839	751,544
FHLMC Gold Pool #C14364	6.500	09/01/2028	32,021	36,690
FHLMC Gold Pool #C14872	6.500	09/01/2028	2,018	2,313
FHLMC Gold Pool #C20300	6.500	01/01/2029	15,774	18,074
FHLMC Gold Pool #C28221	6.500	06/01/2029	6,526	7,478
FHLMC Gold Pool #C35377	7.000	01/01/2030	2,418	2,819
FHLMC Gold Pool #C41636	8.000	08/01/2030	2,854	3,453
FHLMC Gold Pool #C56017	6.500	03/01/2031	167,758	192,220
FHLMC Gold Pool #C61802	5.500	12/01/2031	103,542	112,849
FHLMC Gold Pool #C64936	6.500	03/01/2032	20,291	23,098
FHLMC Gold Pool #C68790	6.500	07/01/2032	86,967	98,996
FHLMC Gold Pool #C74741	6.000	12/01/2032	110,641	123,247
FHLMC Gold Pool #C79460	5.500	05/01/2033	49,943	54,432
FHLMC Gold Pool #C79886	6.000	05/01/2033	444,232	494,848
FHLMC Gold Pool #E00543	6.000	04/01/2013	3,472	3,689
FHLMC Gold Pool #E00565	6.000	08/01/2013	3,480	3,731
FHLMC Gold Pool #E00957	6.000	02/01/2016	13,051	13,892

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (90.5%) (continued)
Mortgage-Backed and Asset-Backed Securities (34.9%) (continued)
FHLMC Gold Pool #E01007	6.000%	08/01/2016	$10,547	$11,258
FHLMC Gold Pool #E01085	5.500	12/01/2016	19,371	20,779
FHLMC Gold Pool #E01136	5.500	03/01/2017	55,408	59,507
FHLMC Gold Pool #E01216	5.500	10/01/2017	55,061	59,345
FHLMC Gold Pool #E01378	5.000	05/01/2018	125,721	134,489
FHLMC Gold Pool #E02735	3.500	10/01/2025	740,578	772,590
FHLMC Gold Pool #E71048	6.000	07/01/2013	146	159
FHLMC Gold Pool #E74118	5.500	01/01/2014	12,733	13,785
FHLMC Gold Pool #E77035	6.500	05/01/2014	11,015	11,710
FHLMC Gold Pool #E77962	6.500	07/01/2014	16,300	17,329
FHLMC Gold Pool #E78727	6.500	10/01/2014	578	614
FHLMC Gold Pool #E82543	6.500	03/01/2016	34,479	37,883
FHLMC Gold Pool #E85127	6.000	08/01/2016	13,577	14,750
FHLMC Gold Pool #E85353	6.000	09/01/2016	24,191	26,281
FHLMC Gold Pool #E89823	5.500	05/01/2017	59,660	64,700
FHLMC Gold Pool #E90912	5.500	08/01/2017	23,309	25,278
FHLMC Gold Pool #E91139	5.500	09/01/2017	157,076	170,343
FHLMC Gold Pool #E91646	5.500	10/01/2017	139,451	151,230
FHLMC Gold Pool #E92047	5.500	10/01/2017	88,196	95,646
FHLMC Gold Pool #E92196	5.500	11/01/2017	18,412	19,990
FHLMC Gold Pool #E95159	5.500	03/01/2018	99,074	107,629
FHLMC Gold Pool #E95734	5.000	03/01/2018	471,563	507,858
FHLMC Gold Pool #G01091	7.000	12/01/2029	18,408	21,456
FHLMC Gold Pool #G02060	6.500	01/01/2036	665,984	753,106
FHLMC Gold Pool #G08016	6.000	10/01/2034	903,895	1,002,931
FHLMC Gold Pool #G10817	6.000	06/01/2013	3,201	3,471
FHLMC Gold Pool #G11753	5.000	08/01/2020	191,154	206,045
FHLMC Gold Pool #J01382	5.500	03/01/2021	523,074	566,602
FHLMC Gold Pool #J05930	5.500	03/01/2021	283,185	306,751
FNMA TBA	4.500	01/15/2035	250,000	266,016
FNMA Pool #253798	6.000	05/01/2016	626	677
FNMA Pool #256883	6.000	09/01/2037	599,013	660,246
FNMA Pool #357269	5.500	09/01/2017	370,344	402,551
FNMA Pool #357637	6.000	11/01/2034	468,232	520,339
FNMA Pool #545929	6.500	08/01/2032	59,046	67,056
FNMA Pool #555591	5.500	07/01/2033	251,108	274,501
FNMA Pool #572020	6.000	04/01/2016	13,948	15,085
FNMA Pool #578974	6.000	05/01/2016	22,178	23,944
FNMA Pool #579170	6.000	04/01/2016	1,023	1,107
FNMA Pool #584953	7.500	06/01/2031	12,979	13,255
FNMA Pool #585097	6.000	05/01/2016	35,956	38,888
FNMA Pool #651220	6.500	07/01/2032	64,931	73,739
FNMA Pool #781776	6.000	10/01/2034	91,168	101,313
FNMA Pool #797509	4.500	03/01/2035	637,630	679,861
FNMA Pool #797536	4.500	04/01/2035	574,249	612,281
FNMA Pool #910446	6.500	01/01/2037	94,204	105,890
FNMA Pool #922224	5.500	12/01/2036	528,642	580,534
FNMA Pool #936760	5.500	06/01/2037	528,640	576,071
FNMA Pool #942956	6.000	09/01/2037	532,619	587,065
FNMA Pool #AA3263	5.000	02/01/2039	769,647	840,025
FNMA Pool #AB2155	4.000	01/01/2041	495,960	521,467
FNMA Pool #AC1607	4.500	08/01/2039	780,080	830,770
FNMA Pool #AD1662	5.000	03/01/2040	842,244	919,260
FNMA Pool #AD7078	4.500	06/01/2025	421,121	449,075
FNMA Pool #AE0216	4.000	08/01/2040	243,517	255,865
FNMA Pool #AE0949	4.000	02/01/2041	942,571	991,049
FNMA Pool #AE8406	3.500	11/01/2040	231,552	238,347
FNMA Pool #AH6920	4.500	04/01/2041	623,262	663,761
FNMA Pool #AI2408	4.000	05/01/2026	968,873	1,023,345
FNMA Pool #AI3402	5.000	05/01/2041	916,527	992,602
FNMA Pool #AJ6927	3.500	11/01/2041	249,567	256,891

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (90.5%) (continued)
Mortgage-Backed and Asset-Backed Securities (34.9%) (continued)
FNMA Pool #MA0533	4.000%	10/01/2040	$849,462	$893,151
FNMA Pool #MA0967	4.500	12/01/2041	1,000,000	1,064,980
GNMA CMO, Ser. 2002-88, Cl. GW	5.500	09/20/2019	940,713	956,545
GNMA CMO, Ser. 2004-108, Cl. B2	4.741	03/16/2030	1,000,000	1,064,085
GNMA TBA	4.500	01/15/2040	500,000	544,765
GNMA TBA	3.500	01/15/2042	250,000	261,094
GNMA Pool #443216	8.000	07/15/2027	16,038	19,311
GNMA Pool #452827	7.500	02/15/2028	13,061	13,991
GNMA Pool #457453	7.500	10/15/2027	6,161	6,456
GNMA Pool #479743	7.500	11/15/2030	18,203	21,685
GNMA Pool #511723	7.500	10/15/2030	10,872	11,243
GNMA Pool #511778	7.500	11/15/2030	59,533	71,220
GNMA Pool #540356	7.000	05/15/2031	42,691	50,103
GNMA Pool #542083	7.000	01/15/2031	7,534	8,842
GNMA Pool #552466	6.500	03/15/2032	49,557	57,454
GNMA Pool #574395	6.000	01/15/2032	391,047	445,036
GNMA Pool #577653	6.000	08/15/2032	37,284	42,432
GNMA Pool #585467	6.000	08/15/2032	108,267	123,536
GNMA Pool #591025	6.500	10/15/2032	49,307	57,163
GNMA Pool #717081	4.500	05/15/2039	1,471,196	1,608,063
GNMA Pool #718832	5.500	09/15/2039	629,963	709,988
GNMA Pool #719238	4.000	07/15/2040	1,602,675	1,721,823
GNMA Pool #721035	4.000	12/15/2039	131,609	141,393
GNMA Pool #728451	5.000	12/15/2039	417,653	465,043
GNMA Pool #729037	5.000	02/15/2040	723,310	801,992
GNMA Pool #737644	4.500	11/15/2040	459,962	505,484
GNMA Pool #738425	4.500	06/15/2041	467,205	509,648
Hertz Vehicle Financing LLC, Ser. 2011-1A, Cl. A2, 144A1	3.290	03/25/2018	1,000,000	1,012,991
Morgan Stanley Capital I, Ser. 2006-IQ12, Cl. AAB	5.325	12/15/2043	639,498	656,210
Small Business Administration, Ser. 2006-10A, Cl. 1	5.524	03/10/2016	526,258	565,620
Small Business Administration Participation Certificates, Ser. 2006-20C, Cl. 1	5.570	03/01/2026	549,482	619,744
TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4, Cl. A3[2]	5.739	08/15/2039	350,000	378,491
Total mortgage-backed and asset-backed securities (cost: $48,790,573)				51,542,493
Municipal Bonds (1.0%)
Illinois State Toll Highway Authority	6.184	01/01/2034	1,000,000	1,151,900
New York City Municipal Water Finance Authority	5.724	06/15/2042	230,000	276,412
Total municipal bonds (cost: $1,280,997)				1,428,312
Corporate Obligations (21.8%)
Banks (2.7%)
Goldman Sachs Group, Inc. (The), Sub. Notes	5.950	01/15/2027	1,000,000	937,332
Morgan Stanley, Sr. Unsec'd. Notes	5.500	07/24/2020	1,000,000	909,230
PNC Preferred Funding Trust III, Jr. Sub. Notes, 144A1,2	8.700	03/29/2049	1,000,000	1,016,330
Union Bank NA, Sr. Sub. Notes, MTN	5.950	05/11/2016	1,000,000	1,082,199
				3,945,091
Building Materials (0.7%)
Owens Corning, Gtd. Notes	7.000	12/01/2036	1,025,000	1,047,618
Chemicals (0.8%)
Dow Chemical Co. (The), Sr. Unsec'd Notes	7.375	03/01/2023	1,000,000	1,229,741
Commercial Services (0.6%)
ERAC USA Finance Co., Gtd. Notes, 144A1	5.600	05/01/2015	800,000	874,927

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (90.5%) (continued)
Corporate Obligations (21.8%) (continued)
Diversified Financial Services (2.6%)
Associates Corp. of North America, Sr. Unsec'd. Notes	6.950%	11/01/2018	$1,000,000	$1,086,633
Fuel Trust, Sec'd. Notes, 144A1	4.207	04/15/2016	1,000,000	1,008,489
Textron Financial Corp., Jr. Sec'd. Notes, 144A1,2	6.000	02/15/2067	1,000,000	720,000
Unison Ground Lease Funding LLC, Notes, 144A1	9.522	04/15/2020	1,000,000	1,081,973
				3,897,095
Electric (1.4%)
Duquesne Light Holdings, Inc., Sr. Unsec'd. Notes, 144A1	5.900	12/01/2021	1,000,000	1,032,266
Puget Energy, Inc., Sr. Sec'd. Notes	6.000	09/01/2021	1,000,000	1,034,720
				2,066,986
Entertainment (0.8%)
International Game Technology, Sr. Unsec'd. Notes	7.500	06/15/2019	1,000,000	1,152,279
Healthcare-Services (0.4%)
Quest Diagnostics, Inc., Gtd. Notes	6.950%	07/01/2037	550,000	683,812
Home Builders (0.7%)
Lennar Corp., Gtd. Notes	6.950	06/01/2018	1,000,000	975,000
Iron/Steel (0.7%)
Reliance Steel & Aluminum Co., Gtd. Notes	6.200	11/15/2016	100,000	107,175
Reliance Steel & Aluminum Co., Gtd. Notes	6.850	11/15/2036	900,000	898,404
				1,005,579
Machinery-Construction & Mining (0.9%)
Joy Global, Inc., Gtd. Notes	6.000	11/15/2016	1,135,000	1,274,978
Machinery-Diversified (0.8%)
Case New Holland, Inc., Gtd. Notes	7.875	12/01/2017	1,000,000	1,130,000
Media (1.3%)
Cox Communications, Inc., Unsub. Notes	7.625	06/15/2025	1,000,000	1,258,891
Time Warner Cable, Inc., Gtd. Notes	6.550	05/01/2037	650,000	739,320
				1,998,211
Miscellaneous Manufacturing (1.1%)
Bombardier, Inc., Sr. Unsec'd. Notes, 144A1	7.450	05/01/2034	1,000,000	992,500
GE Capital Trust I, Sub. Notes[2]	6.375	11/15/2067	600,000	589,500
				1,582,000
Oil & Gas (1.6%)
Pioneer Natural Resources Co., Gtd. Notes	7.200	01/15/2028	600,000	685,942
Union Pacific Resources Group, Inc., Sr. Unsec'd. Notes	7.050	05/15/2018	600,000	685,483
Valero Energy Corp., Gtd. Notes	6.625	06/15/2037	1,000,000	1,072,237
				2,443,662
Oil & Gas Services (1.4%)
Petrobras International Finance Co. - Pifco, Gtd. Notes	5.750	01/20/2020	1,000,000	1,070,120
SEACOR Holdings, Inc.	7.375	10/01/2019	1,000,000	1,054,726
				2,124,846
Packaging & Containers (0.6%)
Sealed Air Corp., Sr. Unsec'd Notes, 144A1	6.875	07/15/2033	1,000,000	875,000
Pipelines (0.8%)
Plains All American Pipeline LP/PAA Finance Corp., Gtd. Notes	6.125	01/15/2017	1,000,000	1,130,540
Shipbuilding (0.7%)
Huntington Ingalls Industries, Inc., Gtd. Notes, 144A1	6.875	03/15/2018	1,000,000	980,000
Telecommunications (1.2%)
BellSouth Corp., Sr. Unsec'd. Notes	6.550	06/15/2034	850,000	1,011,815
Verizon Communications, Gtd. Notes	6.940	04/15/2028	600,000	754,514
				1,766,329
Total corporate obligations (cost: $30,560,692)				32,183,694
Total long-term notes and bonds (cost: $125,315,436)				133,517,157

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds (5.7%)
U.S. Government & Agency Obligations (5.3%)
Federal Home Loan Banks	2.250%	04/13/2012	$500,000	$502,956
U.S. Treasury Notes	1.375	04/15/2012	3,600,000	3,613,640
U.S. Treasury Notes	0.750	05/31/2012	1,000,000	1,002,891
U.S. Treasury Notes	0.625	06/30/2012	300,000	300,832
U.S. Treasury Notes	1.500	07/15/2012	1,150,000	1,158,670
U.S. Treasury Notes	0.375	08/31/2012	500,000	500,879
U.S. Treasury Notes	1.375	10/15/2012	800,000	807,782
Total U.S. government & agency obligations (cost: $7,850,177)				7,887,650
Corporate Obligations (0.4%)
Oil & Gas (0.4%)
Southwest Gas Corp., Sr. Unsec'd. Notes	7.625	05/15/2012	650,000	664,696
Total corporate obligations (cost: $653,857)				664,696
Total short-term notes and bonds (cost: $8,504,034)				8,552,346
			Shares
Money Market Mutual Fund (2.9%)
BlackRock Liquidity TempFund Portfolio, 0.11%[3]			4,250,000	4,250,000
Total money market mutual fund (cost: $4,250,000)				4,250,000
Total investments (99.8%) (cost: $139,069,005)				147,314,783
Other assets in excess of liabilities (0.2%)				224,013
Net assets (100.0%)				$147,538,796

The following abbreviations are used in the portfolio descriptions:

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Corporation

LLC – Limited Liability Corporation

LP – Limited Partnership

MTN – Medium Term Note

TBA – To Be Announced

1  Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

2  Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2011.

3  The rate shown reflects the seven day yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO

December 31, 2011

Description	Shares	Value
Preferred Stock (0.3%)
Diversified Financial Services (0.3%)
JPMorgan Chase Capital XXIX	39,000	$995,280
Total preferred stock (cost: $999,535)		995,280
Common Stocks (58.6%)
Aerospace & Defense (2.4%)
General Dynamics Corp.	27,900	1,852,839
Precision Castparts Corp.	34,200	5,635,818
		7,488,657
Agriculture (1.1%)
Archer-Daniels-Midland Co.	122,900	3,514,940
Apparel (2.3%)
Columbia Sportswear Co.	40,100	1,866,655
Wolverine World Wide, Inc.	145,050	5,169,582
		7,036,237
Auto Parts and Equipment (1.1%)
Magna International, Inc.	105,500	3,514,205
Banks (3.7%)
Bank of Hawaii Corp.	45,600	2,028,744
Citigroup, Inc.	23,252	611,760
JPMorgan Chase & Co.	79,640	2,648,030
Northern Trust Corp.	53,400	2,117,844
U.S. Bancorp	156,500	4,233,325
		11,639,703
Beverages (1.9%)
Coca-Cola Co. (The)	81,900	5,730,543
Biotechnology (1.6%)
Amgen, Inc.	78,300	5,027,643
Chemicals (0.5%)
Dow Chemical Co.	48,000	1,380,480
Commercial Services (0.5%)
Robert Half International, Inc.	50,600	1,440,076
Computers (1.6%)
Dell, Inc.[1]	213,600	3,124,968
Hewlett-Packard Co.	68,167	1,755,982
		4,880,950
Diversified Financial Services (1.1%)
Federated Investors, Inc., Class B	87,400	1,324,110
Investment Technology Group, Inc.[1]	193,300	2,089,573
		3,413,683
Electronics (0.8%)
FLIR Systems, Inc.	99,000	2,481,930
Food (0.4%)
Fresh Del Monte Produce, Inc.	26,900	672,769
Sysco Corp.	18,000	527,940
		1,200,709
Healthcare Products (5.2%)
Baxter International, Inc.	82,100	4,062,308
Johnson & Johnson	84,400	5,534,952
Medtronic, Inc.	119,200	4,559,400
Zimmer Holdings, Inc.[1]	38,200	2,040,644
		16,197,304

Description	Shares	Value
Insurance (0.9%)
Aegon NV1	653,186	$2,625,808
Iron/Steel (1.5%)
Nucor Corp.	116,500	4,609,905
Machinery-Diversified (0.6%)
Cummins, Inc.	22,000	1,936,440
Mining (0.4%)
Alcoa, Inc.	151,300	1,308,745
Miscellaneous Manufacturing (5.7%)
Carlisle Cos., Inc.	98,200	4,350,260
Crane Co.	74,800	3,493,908
General Electric Co.	274,600	4,918,086
Illinois Tool Works, Inc.	106,100	4,955,931
		17,718,185
Oil & Gas (7.1%)
ConocoPhillips	78,600	5,727,582
Exxon Mobil Corp.	45,100	3,822,676
Royal Dutch Shell PLC ADR	75,350	5,507,332
Tidewater, Inc.	108,750	5,361,375
Valero Energy Corp.	78,400	1,650,320
		22,069,285
Pharmaceuticals (4.5%)
McKesson Corp.	67,900	5,290,089
Merck & Co., Inc.	103,400	3,898,180
Pfizer, Inc.	226,800	4,907,952
		14,096,221
Retail (4.3%)
Bed Bath & Beyond, Inc.[1]	82,600	4,788,322
Best Buy Co., Inc.	79,900	1,867,263
Home Depot, Inc.	65,300	2,745,212
Kohl's Corp.	82,000	4,046,700
		13,447,497
Semiconductors (4.3%)
Applied Materials, Inc.	332,200	3,557,862
Intel Corp.	205,600	4,985,800
Texas Instruments, Inc.	159,900	4,654,689
		13,198,351
Software (0.6%)
Autodesk, Inc.[1]	35,300	1,070,649
Oracle Corp.	33,300	854,145
		1,924,794
Telecommunications (1.0%)
Cisco Systems, Inc.	142,700	2,580,016
Nokia OYJ ADR	104,200	502,244
		3,082,260
Toys/Games/Hobbies (1.0%)
Mattel, Inc.	111,100	3,084,136
Transportation (2.5%)
Norfolk Southern Corp.	55,000	4,007,300
Werner Enterprises, Inc.	157,500	3,795,750
		7,803,050
Total common stocks (cost: $174,116,227)		181,851,737

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (32.5%)
U.S. Government & Agency Obligations (11.4%)
Federal Farm Credit Bank	2.625%	04/17/2014	$1,000,000	$1,047,850
Federal Home Loan Banks	2.500	06/13/2014	1,000,000	1,047,063
Federal Home Loan Banks	4.875	09/08/2017	500,000	593,280
FHLMC	3.750	03/27/2019	750,000	856,148
FNMA	4.000	04/15/2013	380,000	398,052
FNMA	1.300	03/17/2014	1,000,000	1,015,861
U.S. Treasury Bonds	6.000	02/15/2026	400,000	576,500
U.S. Treasury Bonds	5.250	11/15/2028	300,000	413,625
U.S. Treasury Bonds	5.375	02/15/2031	325,000	463,226
U.S. Treasury Bonds	4.500	02/15/2036	250,000	327,149
U.S. Treasury Bonds	3.500	02/15/2039	600,000	674,906
U.S. Treasury Bonds	4.250	05/15/2039	300,000	381,656
U.S. Treasury Bonds	4.375	11/15/2039	550,000	714,055
U.S. Treasury Bonds	3.875	08/15/2040	100,000	119,875
U.S. Treasury Bonds	4.375	05/15/2041	550,000	716,633
U.S. Treasury Bonds	3.750	08/15/2041	500,000	588,047
U.S. Treasury Notes	3.625	05/15/2013	1,200,000	1,255,687
U.S. Treasury Notes	0.375	06/30/2013	2,250,000	2,255,362
U.S. Treasury Notes	0.125	09/30/2013	1,000,000	998,008
U.S. Treasury Notes	0.250	10/31/2013	800,000	800,125
U.S. Treasury Notes	0.500	11/15/2013	750,000	753,457
U.S. Treasury Notes	4.000	02/15/2014	250,000	269,610
U.S. Treasury Notes	2.250	05/31/2014	1,400,000	1,464,641
U.S. Treasury Notes	0.500	10/15/2014	950,000	953,934
U.S. Treasury Notes	2.125	11/30/2014	1,200,000	1,260,374
U.S. Treasury Notes	2.500	03/31/2015	800,000	853,000
U.S. Treasury Notes	1.875	06/30/2015	700,000	733,468
U.S. Treasury Notes	1.750	07/31/2015	500,000	521,875
U.S. Treasury Notes	1.250	08/31/2015	1,000,000	1,026,562
U.S. Treasury Notes	2.000	01/31/2016	500,000	527,500
U.S. Treasury Notes	2.125	02/29/2016	500,000	530,469
U.S. Treasury Notes	1.500	06/30/2016	500,000	517,071
U.S. Treasury Notes	3.250	07/31/2016	125,000	138,994
U.S. Treasury Notes	1.000	09/30/2016	600,000	606,187
U.S. Treasury Notes	1.000	10/31/2016	750,000	757,266
U.S. Treasury Notes	2.750	11/30/2016	1,200,000	1,310,156
U.S. Treasury Notes	4.625	02/15/2017	500,000	593,321
U.S. Treasury Notes	3.125	04/30/2017	250,000	278,438
U.S. Treasury Notes	1.875	10/31/2017	500,000	522,773
U.S. Treasury Notes	2.375	06/30/2018	700,000	750,093
U.S. Treasury Notes	1.750	10/31/2018	550,000	566,070
U.S. Treasury Notes	2.750	02/15/2019	1,000,000	1,095,234
U.S. Treasury Notes	3.125	05/15/2019	750,000	840,937
U.S. Treasury Notes	3.375	11/15/2019	600,000	683,953
U.S. Treasury Notes	2.625	08/15/2020	250,000	269,629
U.S. Treasury Notes	3.125	05/15/2021	1,300,000	1,451,531
U.S. Treasury Notes	2.125	08/15/2021	800,000	820,500
Total U.S. government & agency obligations (cost: $32,920,859)				35,340,151
Mortgage-Backed and Asset-Backed Securities (12.4%)
Avis Budget Rental Car Funding (AESOP) LLC, Ser. 2011-5A, Cl. A, 144A2	3.270	02/20/2018	1,000,000	1,002,447
Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Cl. AAB	5.379	09/10/2047	474,546	492,672
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW13, Cl. A3	5.518	09/11/2041	705,000	739,653
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW14, Cl. A3	5.209	12/11/2038	400,000	403,647
Bear Stearns Commercial Mortgage Securities, Ser. 2006-T24, Cl. AAB	5.533	10/12/2041	439,168	460,475

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (32.5%) (continued)
Mortgage-Backed and Asset-Backed Securities (12.4%) (continued)
CenterPoint Energy Transition Bond Co. LLC, Ser. 2005-A, Cl. A2	4.970%	08/01/2014	$96,236	$96,982
CSFB Mortgage Securities Corp., Ser. 2005-C5, Cl. AAB[3]	5.100	08/15/2038	614,681	640,360
Federal Home Loan Banks	4.625	06/12/2015	1,000,000	1,127,917
FHLMC CMO, Ser. 2002-2424, Cl. OG	6.000	03/15/2017	141,093	151,037
FHLMC CMO, Ser. 2005-2947, Cl. VA	5.000	03/15/2016	225,597	234,312
FHLMC CMO, Ser. 2009-3589, Cl. PA	4.500	09/15/2039	831,001	893,910
FHLMC Gold Pool #A11823	5.000	08/01/2033	226,820	244,194
FHLMC Gold Pool #A14499	6.000	10/01/2033	38,198	42,550
FHLMC Gold Pool #A16641	5.500	12/01/2033	203,889	222,214
FHLMC Gold Pool #A42106	6.500	01/01/2036	251,343	284,369
FHLMC Gold Pool #A42908	6.000	02/01/2036	65,688	72,372
FHLMC Gold Pool #A45057	6.500	05/01/2036	179,191	203,392
FHLMC Gold Pool #A51101	6.000	07/01/2036	103,860	114,429
FHLMC Gold Pool #A56247	6.000	01/01/2037	354,698	390,790
FHLMC Gold Pool #A58278	5.000	03/01/2037	248,708	267,526
FHLMC Gold Pool #A58965	5.500	04/01/2037	356,418	387,227
FHLMC Gold Pool #A71576	6.500	01/01/2038	189,426	212,667
FHLMC Gold Pool #A91064	4.500	02/01/2040	1,476,010	1,565,396
FHLMC Gold Pool #B12969	4.500	03/01/2019	191,837	204,572
FHLMC Gold Pool #B19462	5.000	07/01/2020	99,487	107,238
FHLMC Gold Pool #C01086	7.500	11/01/2030	5,789	6,917
FHLMC Gold Pool #C01271	6.500	12/01/2031	17,047	19,448
FHLMC Gold Pool #C01302	6.500	11/01/2031	4,927	5,621
FHLMC Gold Pool #C01676	6.000	11/01/2033	50,924	56,727
FHLMC Gold Pool #C03478	4.500	06/01/2040	1,417,678	1,503,089
FHLMC Gold Pool #C14872	6.500	09/01/2028	7,555	8,656
FHLMC Gold Pool #C20853	6.000	01/01/2029	182,832	203,664
FHLMC Gold Pool #C56017	6.500	03/01/2031	134,247	153,823
FHLMC Gold Pool #C61802	5.500	12/01/2031	24,603	26,814
FHLMC Gold Pool #C65255	6.500	03/01/2032	14,683	16,714
FHLMC Gold Pool #C67071	6.500	05/01/2032	12,512	14,337
FHLMC Gold Pool #C68790	6.500	07/01/2032	28,989	32,999
FHLMC Gold Pool #C74741	6.000	12/01/2032	32,541	36,249
FHLMC Gold Pool #C79886	6.000	05/01/2033	128,971	143,666
FHLMC Gold Pool #E00543	6.000	04/01/2013	2,335	2,481
FHLMC Gold Pool #E00878	6.500	07/01/2015	6,293	6,725
FHLMC Gold Pool #E01007	6.000	08/01/2016	10,547	11,258
FHLMC Gold Pool #E02735	3.500	10/01/2025	740,578	772,590
FHLMC Gold Pool #E77962	6.500	07/01/2014	6,113	6,498
FHLMC Gold Pool #E85127	6.000	08/01/2016	7,758	8,428
FHLMC Gold Pool #E85353	6.000	09/01/2016	24,191	26,281
FHLMC Gold Pool #E95159	5.500	03/01/2018	37,153	40,361
FHLMC Gold Pool #E95734	5.000	03/01/2018	184,025	198,189
FHLMC Gold Pool #G01477	6.000	12/01/2032	200,102	222,301
FHLMC Gold Pool #G01727	6.000	08/01/2034	523,003	582,595
FHLMC Gold Pool #G02060	6.500	01/01/2036	399,590	451,863
FHLMC Gold Pool #G08016	6.000	10/01/2034	451,947	501,466
FHLMC Gold Pool #G08087	6.000	10/01/2035	120,372	132,921
FHLMC Gold Pool #G11753	5.000	08/01/2020	191,154	206,045
FHLMC Gold Pool #G18376	4.000	01/01/2026	457,699	481,072
FHLMC Gold Pool #J05930	5.500	03/01/2021	141,593	153,375
FNMA TBA	4.500	01/15/2035	250,000	266,016
FNMA Pool #357269	5.500	09/01/2017	84,169	91,489
FNMA Pool #357637	6.000	11/01/2034	86,305	95,910
FNMA Pool #545929	6.500	08/01/2032	27,555	31,293
FNMA Pool #555591	5.500	07/01/2033	72,902	79,694
FNMA Pool #574922	6.000	04/01/2016	1,601	1,731
FNMA Pool #579170	6.000	04/01/2016	1,436	1,553
FNMA Pool #584953	7.500	06/01/2031	5,769	5,891
FNMA Pool #651220	6.500	07/01/2032	12,986	14,748

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (32.5%) (continued)
Mortgage-Backed and Asset-Backed Securities (12.4%) (continued)
FNMA Pool #725793	5.500%	09/01/2019	$405,699	$441,742
FNMA Pool #910446	6.500	01/01/2037	48,658	54,695
FNMA Pool #914468	5.500	04/01/2037	608,221	662,793
FNMA Pool #915258	5.500	04/01/2037	646,529	704,537
FNMA Pool #922224	5.500	12/01/2036	406,648	446,564
FNMA Pool #936760	5.500	06/01/2037	528,640	576,071
FNMA Pool #942956	6.000	09/01/2037	266,309	293,532
FNMA Pool #945882	6.000	08/01/2037	431,266	475,351
FNMA Pool #AA3263	5.000	02/01/2039	769,647	840,025
FNMA Pool #AC8326	5.000	07/01/2040	843,590	912,293
FNMA Pool #AD1662	5.000	03/01/2040	842,244	919,260
FNMA Pool #AD7078	4.500	06/01/2025	421,121	449,075
FNMA Pool #AE0216	4.000	08/01/2040	243,517	255,865
FNMA Pool #AE0949	4.000	02/01/2041	942,571	991,049
FNMA Pool #AE2575	4.000	09/01/2040	806,017	847,472
FNMA Pool #AH8003	3.500	03/01/2041	246,655	253,893
FNMA Pool #AH9170	4.500	05/01/2041	922,914	982,885
FNMA Pool #AJ6927	3.500	11/01/2041	249,567	256,891
FNMA Pool #MA0699	4.000	04/01/2041	482,659	507,483
GNMA CMO, Ser. 2004-108, Cl. B3	4.741	03/16/2030	1,000,000	1,064,085
GNMA CMO, Ser. 2010-22, Cl. AD	3.633	10/16/2039	1,000,000	1,070,480
GNMA TBA	3.500	01/15/2042	250,000	261,094
GNMA Pool #424578	6.500	04/15/2026	63,770	73,690
GNMA Pool #431962	6.500	05/15/2026	7,256	8,385
GNMA Pool #436741	7.500	01/15/2027	12,694	15,007
GNMA Pool #443216	8.000	07/15/2027	8,390	10,102
GNMA Pool #479743	7.500	11/15/2030	18,203	21,685
GNMA Pool #511778	7.500	11/15/2030	23,296	27,869
GNMA Pool #542083	7.000	01/15/2031	37,669	44,210
GNMA Pool #552466	6.500	03/15/2032	23,127	26,812
GNMA Pool #555179	7.000	12/15/2031	7,456	8,750
GNMA Pool #574395	6.000	01/15/2032	38,338	43,631
GNMA Pool #690843	5.000	05/15/2038	461,267	511,444
GNMA Pool #718832	5.500	09/15/2039	502,087	565,868
GNMA Pool #727811	4.500	07/15/2040	969,192	1,057,237
GNMA Pool #729037	5.000	02/15/2040	723,310	801,992
GNMA Pool #737644	4.500	11/15/2040	459,962	505,484
GNMA Pool #738425	4.500	06/15/2041	233,603	254,824
GNMA Pool #739222	4.000	07/15/2040	462,214	496,577
GNMA Pool #741125	4.000	07/15/2040	82,343	88,465
GNMA Pool #741151	4.500	09/15/2040	500,000	545,422
GNMA Pool #741872	4.000	05/15/2040	366,994	394,278
Hertz Vehicle Financing LLC, Ser. 2011-1A, Cl. A2, 144A2	3.290	03/25/2018	1,000,000	1,012,991
Morgan Stanley Capital I, Ser. 2006-IQ12, Cl. AAB	5.325	12/15/2043	344,345	353,344
Small Business Administration, Ser. 2006-10A, Cl. 1	5.524	03/10/2016	263,129	282,810
Small Business Administration Participation Certificates, Ser. 2006-20C, Cl. 1	5.570	03/01/2026	274,741	309,872
TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4, Cl. A3[3]	5.739	08/15/2039	650,000	702,911
Total mortgage-backed and asset-backed securities (cost: $36,685,642)				38,614,641
Municipal Bonds (0.2%)
Maryland State Transportation Authority	5.754	07/01/2041	500,000	621,555
New York City Municipal Water Finance Authority	5.724	06/15/2042	100,000	120,179
Total municipal bonds (cost: $620,091)				741,734

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (32.5%) (continued)
Corporate Obligations (8.5%)
Banks (0.9%)
Citigroup, Inc., Sr. Unsec'd. Notes	4.750%	05/19/2015	$80,000	$81,021
Goldman Sachs Group, Inc. (The), Sub. Notes	5.950	01/15/2027	1,000,000	937,332
Morgan Stanley, Sr. Unsec'd. Notes, MTN	5.625	09/23/2019	500,000	463,040
Morgan Stanley, Sr. Unsec'd. Notes, MTN	6.250	08/09/2026	375,000	345,234
Union Bank NA, Sr. Sub. Notes, MTN	5.950	05/11/2016	1,000,000	1,082,199
				2,908,826
Building Materials (0.3%)
Owens Corning, Gtd. Notes	7.000	12/01/2036	1,000,000	1,022,066
Commercial Services (0.1%)
ERAC USA Finance Co., Gtd. Notes, 144A2	5.600	05/01/2015	200,000	218,732
Diversified Financial Services (1.3%)
Associates Corp. of North America, Sr. Unsec'd. Notes	6.950	11/01/2018	1,000,000	1,086,633
Fuel Trust, Sec'd. Notes, 144A2	4.207	04/15/2016	1,000,000	1,008,489
Textron Financial Corp., Jr. Sec'd. Notes, 144A2,3	6.000	02/15/2067	1,000,000	720,000
Unison Ground Lease Funding LLC, Notes, 144A2	9.522	04/15/2020	1,000,000	1,081,972
				3,897,094
Electric (0.7%)
Duquesne Light Holdings, Inc., Sr. Unsec'd. Notes, 144A2	5.900	12/01/2021	1,000,000	1,032,266
Puget Energy, Inc., Sr. Sec'd. Notes	6.000	09/01/2021	1,000,000	1,034,720
				2,066,986
Entertainment (0.4%)
International Game Technology, Sr. Unsec'd. Notes	7.500	06/15/2019	1,000,000	1,152,279
Healthcare Products (0.1%)
Hospira, Inc., Sr. Unsec'd. Notes	5.900	06/15/2014	300,000	325,035
Healthcare-Services (0.2%)
Quest Diagnostics, Inc., Gtd. Notes	6.950	07/01/2037	450,000	559,483
Home Builders (0.3%)
Lennar Corp., Gtd. Notes	6.950	06/01/2018	1,000,000	975,000
Iron/Steel (0.3%)
Reliance Steel & Aluminum Co., Gtd. Notes	6.200	11/15/2016	400,000	428,698
Reliance Steel & Aluminum Co., Gtd. Notes	6.850	11/15/2036	600,000	598,936
				1,027,634
Machinery-Construction & Mining (0.3%)
Joy Global, Inc., Gtd. Notes	5.125	10/15/2021	1,000,000	1,067,459
Machinery-Diversified (0.4%)
Case New Holland, Inc., Gtd. Notes	7.875	12/01/2017	1,000,000	1,130,000
Media (0.4%)
Cox Communications, Inc., Unsub. Notes	7.625	06/15/2025	443,000	557,689
Time Warner Cable, Inc., Gtd. Notes	6.550	05/01/2037	600,000	682,449
				1,240,138
Miscellaneous Manufacturing (0.4%)
Bombardier, Inc., Sr. Unsec'd. Notes, 144A2	7.450	05/01/2034	1,000,000	992,500
GE Capital Trust I, Sub. Notes[3]	6.375	11/15/2067	400,000	393,000
				1,385,500
Oil & Gas (0.6%)
Pioneer Natural Resources Co., Gtd. Notes	7.200	01/15/2028	400,000	457,295
Union Pacific Resources Group, Inc., Sr. Unsec'd. Notes	7.050	05/15/2018	250,000	285,618
Valero Energy Corp., Gtd. Notes	6.625	06/15/2037	1,000,000	1,072,237
				1,815,150
Oil & Gas Services (0.5%)
Petrobras International Finance Co. - Pifco, Gtd. Notes	5.750	01/20/2020	500,000	535,060
SEACOR Holdings, Inc.	7.375	10/01/2019	1,000,000	1,054,726
				1,589,786
Packaging & Containers (0.3%)
Sealed Air Corp., Sr. Unsec'd Notes, 144A2	6.875	07/15/2033	1,000,000	875,000

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2011

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (32.5%) (continued)
Corporate Obligations (8.5%) (continued)
Pipelines (0.4%)
Plains All American Pipeline LP/PAA Finance Corp., Gtd. Notes	6.125%	01/15/2017	$1,000,000	$1,130,540
Shipbuilding (0.3%)
Huntington Ingalls Industries, Inc., Gtd. Notes, 144A2	6.875	03/15/2018	900,000	882,000
Telecommunications (0.3%)
BellSouth Corp., Sr. Unsec'd. Notes	6.550	06/15/2034	400,000	476,148
Verizon Communications, Gtd. Notes	6.940	04/15/2028	350,000	440,133
				916,281
Total corporate obligations (cost: $25,326,530)				26,184,989
Total long-term notes and bonds (cost: $95,553,122)				100,881,515
Short-Term Notes and Bonds (2.3%)
U.S. Government & Agency Obligations (0.9%)
U.S. Treasury Notes	1.000	03/31/2012	700,000	701,614
U.S. Treasury Notes	1.750	08/15/2012	400,000	404,062
U.S. Treasury Notes	0.375	08/31/2012	600,000	601,055
U.S. Treasury Notes	0.375	10/31/2012	300,000	300,598
U.S. Treasury Notes	1.125	12/15/2012	775,000	782,145
Total U.S. government & agency obligations (cost: $2,774,029)				2,789,474
Commercial Paper[4] (1.3%)
Diversified Financial Services (0.6%)
John Deere Ltd.	0.081	02/08/2012	2,000,000	1,999,720
Food, Beverages (0.7%)
Nestle Capital Corp.	0.010	01/09/2012	2,000,000	1,999,980
Total commercial paper (cost: $3,999,827)				3,999,700
Corporate Obligations (0.1%)
Oil & Gas (0.1%)
Southwest Gas Corp., Sr. Unsec'd. Notes	7.625	05/15/2012	350,000	357,913
Total corporate obligations (cost: $352,077)				357,913
Total short-term notes and bonds (cost: $7,125,933)				7,147,087
			Shares
Money Market Mutual Fund (1.6%)
BlackRock Liquidity TempFund Portfolio, 0.11%[5]			4,920,000	4,920,000
Total money market mutual fund (cost: $4,920,000)				4,920,000
Mutual Funds (4.7%)
iShares Russell Midcap Growth Index Fund			59,200	3,258,960
iShares S&P 500 Growth Index Fund			47,800	3,222,676
iShares S&P Midcap 400 Growth Index Fund			27,000	2,665,710
iShares S&P Smallcap 600 Growth Index Fund			10,700	796,829
Vanguard Growth Index Fund			159,200	4,686,848
Total mutual funds (cost: $12,190,017)				14,631,023
Total investments (100.0%) (cost: $294,904,834)				310,426,642
Liabilities in excess of other assets (0.0%)				(133,533)
Net assets (100.0%)				$310,293,109

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2011

The following abbreviations are used in the portfolio descriptions:

ADR – American Depositary Receipt

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Corporation

LLC – Limited Liability Corporation

LP – Limited Partnership

MTN – Medium Term Note

TBA – To Be Announced

1  Non-Income producing securities.

2  Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

3  Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2011.

4  The interest rate for short-term notes reflects the yields for those securities as of December 31, 2011.

5  The rate shown reflects the seven day yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO

December 31, 2011

Description	Shares	Value
Common Stocks (96.1%)
Aerospace & Defense (4.1%)
General Dynamics Corp.	950	$63,090
Precision Castparts Corp.	800	131,832
		194,922
Agriculture (2.1%)
Archer-Daniels-Midland Co.	3,500	100,100
Apparel (3.4%)
Columbia Sportswear Co.	1,200	55,860
Wolverine World Wide, Inc.	3,000	106,920
		162,780
Banks (7.8%)
Bank of Hawaii Corp.	1,900	84,531
JPMorgan Chase & Co.	2,650	88,112
Northern Trust Corp.	2,100	83,286
U.S. Bancorp	4,400	119,020
		374,949
Beverages (3.1%)
Coca-Cola Co. (The)	2,100	146,937
Biotechnology (3.2%)
Amgen, Inc.	2,400	154,104
Chemicals (1.2%)
Dow Chemical Co.	2,100	60,396
Commercial Services (0.8%)
Robert Half International, Inc.	1,300	36,998
Computers (2.8%)
Dell, Inc.[1]	5,300	77,539
Hewlett-Packard Co.	2,300	59,248
		136,787
Diversified Financial Services (1.9%)
Federated Investors, Inc., Class B	2,796	42,359
Investment Technology Group, Inc.[1]	4,700	50,807
		93,166
Electronics (1.9%)
FLIR Systems, Inc.	3,700	92,759
Food (2.2%)
Fresh Del Monte Produce, Inc.	3,800	95,038
Sysco Corp.	300	8,799
		103,837
Healthcare Products (7.6%)
Baxter International, Inc.	2,400	118,752
Medtronic, Inc.	3,900	149,175
Zimmer Holdings, Inc.[1]	1,800	96,156
		364,083
Insurance (1.3%)
Aegon NV1	15,177	61,011
Iron/Steel (2.5%)
Nucor Corp.	3,100	122,667
Machinery-Diversified (1.3%)
Cummins, Inc.	700	61,614
Mining (0.7%)
Alcoa, Inc.	4,000	34,600

Description	Shares	Value
Miscellaneous Manufacturing (9.7%)
Carlisle Cos., Inc.	2,550	$112,965
Crane Co.	2,300	107,433
General Electric Co.	6,700	119,997
Illinois Tool Works, Inc.	2,650	123,782
		464,177
Oil & Gas (11.6%)
ConocoPhillips	2,000	145,740
Exxon Mobil Corp.	1,800	152,568
Royal Dutch Shell PLC ADR	1,700	124,253
Tidewater, Inc.	2,400	118,320
Valero Energy Corp.	700	14,735
		555,616
Pharmaceuticals (2.9%)
McKesson Corp.	1,800	140,238
Retail (6.9%)
Bed Bath & Beyond, Inc.[1]	1,900	110,143
Best Buy Co., Inc.	2,200	51,414
Home Depot, Inc.	1,800	75,672
Kohl's Corp.	1,900	93,765
		330,994
Semiconductors (7.9%)
Applied Materials, Inc.	9,400	100,674
Intel Corp.	5,900	143,075
Texas Instruments, Inc.	4,600	133,906
		377,655
Software (1.4%)
Adobe Systems, Inc.[1]	400	11,308
Autodesk, Inc.[1]	1,100	33,363
Oracle Corp.	800	20,520
		65,191
Telecommunications (2.0%)
Cisco Systems, Inc.	4,650	84,072
Nokia OYJ ADR	2,000	9,640
		93,712
Toys/Games/Hobbies (1.8%)
Mattel, Inc.	3,150	87,444
Transportation (4.0%)
Norfolk Southern Corp.	1,600	116,576
Werner Enterprises, Inc.	3,100	74,710
		191,286
Total common stocks (cost: $4,709,434)		4,608,023

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO (continued)

December 31, 2011

Description	Shares	Value
Money Market Mutual Fund (3.1%)
BlackRock Liquidity TempFund Portfolio, 0.11%[2]	150,000	$150,000
Total money market mutual fund (cost: $150,000)		150,000
Total investments (99.2%) (cost: $4,859,434)		4,758,023
Other assets in excess of liabilities (0.8%)		39,881
Net assets (100.0%)		$4,797,904

The following abbreviation is used in the portfolio descriptions:

ADR – American Depositary Receipt

1  Non-Income producing securities.

2  The rate shown reflects the seven day yield as of December 31, 2011.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Summary of Significant Accounting Policies

The OneAmerica Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to the investment portfolios consisting of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio, hereinafter, referred to as the Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company(R) (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 12, 1990.

Class O and Advisor Class Shares

The Fund issues Class O shares and Advisor Class shares of common stock relating to the same investment portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid by Advisor Class shares pursuant to the 12b-1distribution plan.

Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumption based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities. As of December 31, 2011, the volume and level of activity for asset and liability valuation was orderly and has not decreased, therefore increased analysis and judgment was not required to estimate fair value. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Advisor pursuant to procedures established by and under supervision of the Board of Directors.

The following is a description of the valuation techniques applied to the major categories of assets measured at fair value:

Equity Securities (Preferred and Common Stock) – Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price ("NOCP"). To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Mortgage-Backed and Asset-Backed Securities – The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, these values would be categorized in level 2 of the fair value hierarchy; otherwise they would be categorized as level 3.

Corporate Obligations – Corporate obligations for which representative market quotes are readily available are valued at the latest bid price or the mean of the latest bid and ask price. Certain corporate obligations may be priced using a matrix price as provided by a pricing vendor. While most corporate obligations are categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Mutual Funds – Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of the valuation and are classified under level 1 of the fair value hierarchy.

U.S. Government and Agency Obligations – U.S. Government obligations are valued at the latest bid price. Certain obligations may be valued using dealer quotations. U.S. Government and Agency obligations are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Municipal Bonds – The fair value of municipal bonds is estimated using recently executed transactions for identical or similar bonds. Municipal bonds are generally categorized in Level 2 of the fair value hierarchy.

Short-Term Fixed Income Securities – Short-term fixed income securities, with a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. These securities are listed under level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Organization and Summary of Significant Accounting Policies (continued)

The following is a summary of the inputs used as of December 31, 2011 in valuing the Portfolio's assets carried at fair value:

	Value Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$221,230,803	$–	$–	$221,230,803
Commercial Paper	–	12,096,757	–	12,096,757
Money Market Mutual Fund	3,100,000	–	–	3,100,000
Mutual Funds	9,110,508	–	–	9,110,508
Total	$233,441,311	$12,096,757	$–	$245,538,068

It is the Value Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

For the year ended December 31, 2011, there have been no changes in the valuation methodologies and the Value Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

	Money Market Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
U.S. Government and Agency Obligations	$–	$39,492,610	$–	$39,492,610
Commercial Paper	–	114,914,997	–	114,914,997
Money Market Mutual Funds	15,960,000	–	–	15,960,000
Total	$15,960,000	$154,407,607	$–	$170,367,607

All securities within the Money Market Portfolio, excluding Money Market Mutual Funds, are valued at amortized cost.

It is the Money Market Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

For the year ended December 31, 2011, there have been no changes in the valuation methodologies and the Money Market Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

	Investment Grade Bond Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Preferred Stock	$995,280	$–	$–	$995,280
U.S. Government and Agency Obligations	–	56,250,308	–	56,250,308
Mortgage-Backed and Asset-Backed Securities	–	51,542,493	–	51,542,493
Municipal Bonds	–	1,428,312	–	1,428,312
Corporate Obligations	–	32,848,390	–	32,848,390
Money Market Mutual Fund	4,250,000	–	–	4,250,000
Total	$5,245,280	$142,069,503	$–	$147,314,783

It is the Investment Grade Bond Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

For the year ended December 31, 2011, there have been no changes in the valuation methodologies and the Investment Grade Bond Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

	Asset Director Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Preferred Stock	$995,280	$–	$–	$995,280
Common Stocks	181,851,737	–	–	181,851,737
U.S. Government and Agency Obligations	–	38,129,625	–	38,129,625
Mortgage-Backed and Asset-Backed Securities	–	38,614,641	–	38,614,641
Municipal Bonds	–	741,734	–	741,734
Corporate Obligations	–	26,542,902	–	26,542,902
Commercial Paper	–	3,999,700	–	3,999,700
Money Market Mutual Fund	4,920,000	–	–	4,920,000
Mutual Funds	14,631,023	–	–	14,631,023
Total	$202,398,040	$108,028,602	$–	$310,426,642

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Organization and Summary of Significant Accounting Policies (continued)

It is the Asset Director Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

For the year ended December 31, 2011, there have been no changes in the valuation methodologies and the Asset Director Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

	Socially Responsive Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$4,608,023	$–	$–	$4,608,023
Money Market Mutual Funds	150,000	–	–	150,000
Total	$4,758,023	$–	$–	$4,758,023

It is the Socially Responsive Portfolio's policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The Portfolio did not have any transfers between levels of the fair value hierarchy during the reporting period.

For the year ended December 31, 2011, there have been no changes in the valuation methodologies and the Socially Responsive Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

1  Refer to Schedule of Investments for industry classifications.

Money Market Portfolio

The Money Market Portfolio securities are valued at amortized cost. The Portfolio's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the Investment Advisor) is responsible for reviewing this method of valuation to ensure that the Portfolio's securities are reflected at their fair value.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses are determined on a first-in first-out accounting basis. Discounts and premiums on securities purchased are amortized using the level yield scientific method over the life of the respective securities.

Income and Expense

Dividend income is recorded on the ex-dividend date, and interest income is accrued daily from settlement date. Portfolio expenses are recorded on an accrual basis and are allocated among the portfolios and share classes based on relative net assets or another appropriate allocation method. However, distribution fees are charged only to Advisor Class shares.

Taxes

Each Portfolio intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. Each Portfolio's policy is to distribute all net investment income and realized capital gains to relieve it from all, or substantially all, federal income taxes. Accordingly, no tax provision is recorded in the financial statements.

Dividend and Capital Gain Distributions

For the Money Market Portfolio, dividends from net investment income are declared and paid daily. Also, if applicable, capital gain distributions are declared and paid annually. For all other Portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Related Party Transactions

On March 31, 2006, AUL purchased 350,000 shares of the Socially Responsive Portfolio for $3,500,000. The purchase was split evenly between the Class O and Advisor Class shares of the Portfolio (175,000 shares of Class O and 175,000 shares of the Advisor Class). As of December 31, 2011, AUL's investment at value in the Socially Responsive Portfolio Class O shares and Advisor Class shares is $1,649,415 and $1,620,793, respectively, representing 68% of the portfolio.

The Fund has an investment advisory agreement with AUL to act as its investment advisor. Under the Investment Advisory Agreement, the Investment Advisor is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

Value	0.50%
Money Market	0.40%
Investment Grade Bond	0.50%
Asset Director	0.50%
Socially Responsive	0.70%

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Related Party Transactions (continued)

For Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio and Asset Director Portfolio, AUL has contractually agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% (1.3% for the Advisor Class) of the average daily net assets of the respective portfolios during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1% (1.3% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1% (1.3% for the Advisor Class) of the average daily net assets in that year. Additionally, the total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction. Through December 31, 2011, no such expenses have been waived.

For the Money Market Portfolio, AUL has voluntarily agreed to provide an expense reimbursement to the Portfolio to prevent the 1-day yield (excluding gains/losses) from falling below 0.0%. For the year ended December 31, 2011, AUL reimbursed the Portfolio $886,907 as a result of this voluntary agreement. AUL will not recoup any of this expense reimbursement.

For the Socially Responsive Portfolio, AUL has contractually agreed that its fees may be reduced and other expenses reimbursed if the aggregate expenses of the Portfolio exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1.2% (1.5% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction.

Year Waived	Amount Waived	Final Recoupment Year
2009	$89,171	2012
2010	$85,384	2013
2011	$25,336	2014

As of December 31, 2011, $87,176 in waived fees is due from AUL for the applicable portfolios. Other than the Socially Responsive Portfolio, AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fees incurred during the year ended December 31, 2011 were $4,417,508 for all portfolios.

The Fund has agreed to pay AUL a plan fee as prescribed by Rule 12b-1 under the 1940 Act. The plan fee is used by AUL for distribution-related services and other investor services with respect to the Advisor Class. The total fees incurred for the year ended December 31, 2011 for all portfolios were $450,981.

3.  Other Service Agreements

The Fund has agreements with The BNY Mellon Asset Servicing (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, as the fund administrator and as the fund accountant. The Fund has an agreement with U.S. Bancorp Fund Services, LLC. (USBFS) whereby USBFS serves as the Fund's transfer agent.

Distribution and Servicing (12b-1) Plan

Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan"), the Fund pays insurance companies, broker-dealers, banks, plan sponsors and recordkeepers, and other financial institutions ("Authorized Firms") an aggregate fee in an amount not to exceed on an annual basis 0.30% of the average daily net asset value attributable to the Advisor Class shares of each portfolio, as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services pursuant to an agreement with an Authorized Firm.

4.  Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2011 were:

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Common Stock:
Purchases	$19,551,976	$–	$–	$18,008,174	$583,467
Proceeds from sales	30,754,953	–	–	23,598,401	554,100
Corporate Bonds:
Purchases	–	–	25,595,579	31,636,401	–
Proceeds from sales and maturities	–	–	42,145,624	29,671,102	–
Government Bonds:
Purchases	–	–	40,849,120	33,196,285	–
Proceeds from sales and maturities	–	–	29,155,215	20,572,408	–
Municipal Bonds:
Purchases	–	–	–	–	–
Proceeds from sales	–	–	–	–	–
Preferred Stock:
Purchases	–	–	999,535	999,535	–
Proceeds from sales	–	–	1,049,875	496,563	–

Common stock activity includes mutual fund trades.

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Authorized Capital Shares

The Fund has 620,000,000 authorized shares of $.001 par value capital stock, which includes 8,000,000 unallocated shares. The remaining shares are allocated to each of the Fund's portfolios as follows:

Value Portfolio – Class O	25,000,000
Value Portfolio – Advisor Class	12,000,000
Money Market Portfolio – Class O	400,000,000
Money Market Portfolio – Advisor Class	80,000,000
Investment Grade Bond Portfolio – Class O	25,000,000
Investment Grade Bond Portfolio – Advisor Class	12,000,000
Asset Director Portfolio – Class O	36,000,000
Asset Director Portfolio – Advisor Class	12,000,000
Socially Responsive Portfolio – Class O	5,000,000
Socially Responsive Portfolio – Advisor Class	5,000,000
612,000,000

6.  Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for tax purposes at December 31, 2011, is:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Value	$238,808,230	$43,997,713	$(37,267,875)	$6,729,838
Money Market	170,367,607	–	–	–
Investment Grade Bond	139,072,069	8,791,152	(548,438)	8,242,714
Asset Director	294,932,414	44,534,421	(29,040,193)	15,494,228
Socially Responsive	4,881,828	682,112	(805,917)	(123,805)

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses in wash sales and the realization for tax purposes of income on certain distressed securities.

7.  Shareholders

Shareholders, shares outstanding and percentage owned at December 31, 2011, are:

	Value Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	3,184,555	28.4%	361,072	26.7%
AUL Group Retirement Annuity Separate Account II	2,890,421	25.8%	990,336	73.3%
AUL Pooled Separate Accounts	2,762,141	24.6%	–	–
AUL American Individual Unit Trust	297,479	2.6%	–	–
AUL American Individual Variable Annuity Unit Trust	1,672,392	14.9%	–	–
AUL American Individual
Variable Life Unit Trust	412,549	3.7%	–	–
	11,219,537	100.0%	1,351,408	100.0%
	Money Market Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	29,016,281	19.0%	5,704,321	18.2%
AUL Group Retirement
Annuity Separate Account II	86,407,753	56.4%	25,669,505	81.8%
AUL Pooled Separate Accounts	606,986	0.4%	–	–
AUL American Individual Unit Trust	2,210,687	1.4%	–	–
AUL American Individual Variable Annuity Unit Trust	29,893,100	19.5%	–	–
AUL American Individual Variable Life Unit Trust	4,992,621	3.3%	–	–
	153,127,428	100.0%	31,373,826	100.0%

NOTES TO FINANCIAL STATEMENTS (continued)

7.  Shareholders (continued)

	Investment Grade Bond Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	2,045,384	17.1%	355,948	46.3%
AUL Group Retirement Annuity Separate Account II	3,734,861	31.2%	412,207	53.7%
AUL Pooled Separate Accounts	1,644,894	13.8%	–	–
AUL American Individual Unit Trust	193,747	1.6%	–	–
AUL American Individual Variable Annuity Unit Trust	3,841,002	32.1%	–	–
AUL American Individual Variable Life Unit Trust	503,007	4.2%	–	–
	11,962,895	100.0%	768,155	100.0%
	Asset Director Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	5,234,056	38.1%	1,205,139	25.7%
AUL Group Retirement Annuity Separate Account II	6,150,301	44.7%	3,476,407	74.3%
AUL American Individual Unit Trust	229,784	1.7%	–	–
AUL American Individual Variable Annuity Unit Trust	1,680,134	12.2%	–	–
AUL American Individual Variable Life Unit Trust	455,900	3.3%	–	–
	13,750,175	100.0%	4,681,546	100.0%
	Socially Responsive Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL	187,179	70.0%	183,951	66.4%
AUL American Unit Trust	45,423	17.0%	74,565	26.9%
AUL Group Retirement	34,913	13.0%	18,481	6.7%
	267,515	100.0%	276,997	100.0%

8.  Federal Tax Information

The tax components of dividends paid for the years ended December 31, 2011 and December 31, 2010 were as follows:

	Value		Money Market
	12/31/11	12/31/10	12/31/11	12/31/10
Ordinary income	$3,803,654	$3,734,626	$40	$13,741
Long-term capital gains	–	–	63	–
	Investment Grade Bond		Asset Director
	12/31/11	12/31/10	12/31/11	12/31/10
Ordinary income	$5,501,856	$6,946,346	$6,416,272	$6,191,228
Long-term capital gains	1,223,669	813,791	6,455,448	–
	Socially Responsive
	12/31/11	12/31/10
Ordinary income	$33,757	$45,168
Long-term capital gains	–	–

NOTES TO FINANCIAL STATEMENTS (continued)

8.  Federal Tax Information (continued)

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Undistributed ordinary income	$–	$–	$6,871	$457	$61
Undistributed long-term gain	–	127	39,527	449,702	-

Undistributed ordinary income amounts include distributions from short-term capital gains.

For the year ended December 31, 2011, the reclassification arising from book/tax differences resulted in increases/decreases that were primarily due to principal paydown adjustments to the components of net assets were as follows:

	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Paid in Capital
Value Portfolio	$1,124	$–	$(1,124)
Investment Grade Bond Portfolio	158,320	(158,320)	–
Asset Director Portfolio	111,643	(111,643)	–

For federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 2011 which are available to offset future capital gains, if any, to the extent allowed by the Internal Revenue Code. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. During the year ended December 31, 2011, the Value Portfolio and Asset Director Portfolio utilized capital loss carryforwards of $7,116,443 and $1,684,492, respectively, to offset realized gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 ("post-enactment losses") for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

	Capital Loss Carryforward	Expiration	Character
Value Portfolio	$6,294,000	2017	Short-term
Socially Responsive Portfolio	108,794	2016	Short-term
Socially Responsive Portfolio	182,856	2017	Short-term
Socially Responsive Portfolio	136,031	2018	Short-term
Socially Responsive Portfolio	27,755	Unlimited	Long-term

The Fund has no Internal Revenue Service or state examinations in progress and none are expected at this time.

Management of the Fund has reviewed all open tax years (2008-2011) and major jurisdictions and concluded that there are no significant uncertainties that would impact the Fund's net assets or results of operations. There is no significant tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

9.  Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

10.  Risks and Contingencies

The Fund may invest in mortgage related and other asset-backed securities. These securities include mortgage pass-through securities ("MBS"), collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, CMO residuals, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie

NOTES TO FINANCIAL STATEMENTS (continued)

10.  Risks and Contingencies (continued)

Mac"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund have unsettled or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and fixed income securities.

11.  New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-03 "Reconsideration of Effective control for Repurchase Agreements". The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor's ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. Management has evaluated the implications of ASU No. 2011-03 and its impact on the financial statements. At this time, the Fund does not use any repurchase agreements.

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management has evaluated the implications of ASU No. 2011-04 and its impact on the financial statements. The Fund will adopt this requirement upon the effective date.

In December 2011, the FASB issued guidance that enhances current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financials instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management has evaluated the implications of this guidance and its impact on the financial statements. At this time, the Fund does not invest in master netting agreements or similar agreements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Value Portfolio – Class O
	For years ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Per Share Operating Performance:
Net investment income[1]	$0.30	$0.28	$0.27	$0.44	$0.40
Net gain (loss) on investments	(0.79)	2.19	4.03	(9.67)	0.55
Total from investment operations	(0.49)	2.47	4.30	(9.23)	0.95
Shareholder distributions
Net investment income	(0.31)	(0.29)	(0.28)	(0.48)	(0.42)
Realized gain	–	–	–	(0.92)	(1.68)
Net increase (decrease)	(0.80)	2.18	4.02	(10.63)	(1.15)
Net asset value at beginning of year	20.38	18.20	14.18	24.81	25.96
Net asset value at end of year	$19.58	$20.38	$18.20	$14.18	$24.81
Total Return[2]	(2.4%)	13.5%	30.3%	(36.9%)	3.6%
Supplemental Data:
Net assets, end of year (000)	$219,733	$242,837	$230,501	$191,208	$358,686
Ratio to average net assets:
Expenses	0.59%	0.60%	0.60%	0.59%	0.58%
Net investment income	1.47%	1.51%	1.78%	2.12%	1.44%
Portfolio turnover rate	8%	10%	12%	11%	11%
	Value Portfolio – Advisor Class
	For years ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Per Share Operating Performance:
Net investment income[1]	$0.24	$0.23	$0.23	$0.38	$0.32
Net gain (loss) on investments	(0.77)	2.16	3.99	(9.58)	0.54
Total from investment operations	(0.53)	2.39	4.22	(9.20)	0.86
Shareholder distributions
Net investment income	(0.25)	(0.24)	(0.24)	(0.42)	(0.34)
Realized gain	–	–	–	(0.92)	(1.68)
Net increase (decrease)	(0.78)	2.15	3.98	(10.54)	(1.16)
Net asset value at beginning of year	20.22	18.07	14.09	24.63	25.79
Net asset value at end of year	$19.44	$20.22	$18.07	$14.09	$24.63
Total Return[2]	(2.7%)	13.2%	29.9%	(37.1%)	3.3%
Supplemental Data:
Net assets, end of year (000)	$26,267	$28,867	$23,148	$17,949	$29,688
Ratio to average net assets:
Expenses	0.89%	0.90%	0.90%	0.90%	0.88%
Net investment income	1.18%	1.22%	1.47%	1.84%	1.15%
Portfolio turnover rate	8%	10%	12%	11%	11%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Money Market Portfolio – Class O
	For year ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Per Share Operating Performance:
Net investment income[1]	$–	$	–[2]	$0.001	$0.021	$0.047
Net gain on investments	–[2]		–	–	–	–
Total from investment operations	–		–	0.001	0.021	0.047
Shareholder distributions
Net investment income	–[2]		–[2]	(0.001)	(0.021)	(0.047)
Realized gain	–[2]		–	–	–	–
Net increase	–		–	–	–	–
Net asset value at beginning of year	1.00		1.00	1.00	1.00	1.00
Net asset value at end of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return[3]	–%[4]		–%[4]	0.1%	2.1%	4.8%
Supplemental Data
Net assets, end of year (000)	$153,127		$162,523	$196,110	$247,550	$201,056
Ratio to average net assets:
Expenses	0.11%		0.20%	0.48%	0.49%	0.50%
Expenses before waived fees and reimbursed expenses	0.53%		0.53%	0.52%	0.49%	0.50%
Net investment income	0.00%		0.01%	0.11%	2.10%	4.70%
	Money Market Portfolio – Advisor Class
	For year ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Per Share Operating Performance:
Net investment income[1]	$–	$	–[2]	$ –[2]	$0.018	$0.044
Net gain on investments	–[2]		–	–	–	–
Total from investment operations	–		–	–	0.018	0.044
Shareholder distributions
Net investment income	–		–[2]	–[2]	(0.018)	(0.044)
Realized gain	–[2]		–	–	–	–
Net increase	–		–	–	–	–
Net asset value at beginning of year	1.00		1.00	1.00	1.00	1.00
Net asset value at end of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return[3]	–%[4]		–%[4]	–%[4]	1.9%	4.5%
Supplemental Data
Net assets, end of year (000)	$31,374		$33,869	$33,396	$41,968	$36,655
Ratio to average net assets:
Expenses	0.11%		0.20%	0.56%	0.79%	0.80%
Expenses before waived fees and reimbursed expenses	0.83%		0.83%	0.81%	0.79%	0.80%
Net investment income	0.00%		0.01%	0.03%	1.80%	4.38%

1  Net investment income is calculated based on average shares outstanding.

2  Less than $0.005.

3  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

4  Less than .05%.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Investment Grade Bond Portfolio – Class O
	For years ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Per Share Operating Performance:
Net investment income[1]	$0.40	$0.46	$0.53	$0.56	$0.54
Net gain (loss) on investments	0.43	0.36	1.06	(0.68)	0.15
Total from investment operations	0.83	0.82	1.59	(0.12)	0.69
Shareholder distributions
Net investment income	(0.42)	(0.48)	(0.57)	(0.58)	(0.54)
Realized gain	(0.14)	(0.16)	(0.07)	–	–
Net increase (decrease)	0.27	0.18	0.95	(0.70)	0.15
Net asset value at beginning of year	11.32	11.14	10.19	10.89	10.74
Net asset value at end of year	$11.59	$11.32	$11.14	$10.19	$10.89
Total Return[2]	7.4%	7.3%	15.5%	(1.0%)	6.4%
Supplemental Data:
Net assets, end of year (000)	$138,673	$138,882	$131,261	$127,495	$131,941
Ratio to average net assets:
Expenses	0.64%	0.65%	0.66%	0.64%	0.65%
Net investment income	3.40%	3.96%	4.83%	5.14%	4.98%
Portfolio turnover rate	48%	51%	58%	20%	61%
	Investment Grade Bond Portfolio – Advisor Class
	For years ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Per Share Operating Performance:
Net investment income[1]	$0.36	$0.42	$0.49	$0.52	$0.51
Net gain (loss) on investments	0.43	0.35	1.05	(0.66)	0.13
Total from investment operations	0.79	0.77	1.54	(0.14)	0.64
Shareholder distributions
Net investment income	(0.38)	(0.45)	(0.53)	(0.55)	(0.50)
Realized gain	(0.14)	(0.16)	(0.07)	–	–
Net increase (decrease)	0.27	0.16	0.94	(0.69)	0.14
Net asset value at beginning of year	11.27	11.11	10.17	10.86	10.72
Net asset value at end of year	$11.54	$11.27	$11.11	$10.17	$10.86
Total Return[2]	7.0%	6.9%	15.2%	(1.2%)	6.1%
Supplemental Data:
Net assets, end of year (000)	$8,866	$7,694	$5,643	$4,578	$3,785
Ratio to average net assets:
Expenses	0.94%	0.95%	0.96%	0.94%	0.95%
Net investment income	3.10%	3.65%	4.51%	4.86%	4.68%
Portfolio turnover rate	48%	51%	58%	20%	61%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Asset Director Portfolio – Class O
	For years ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Per Share Operating Performance:
Net investment income[1]	$0.36	$0.36	$0.38	$0.52	$0.50
Net gain (loss) on investments	(0.22)	1.53	3.01	(5.26)	0.45
Total from investment operations	0.14	1.89	3.39	(4.74)	0.95
Shareholder distributions
Net investment income	(0.38)	(0.36)	(0.39)	(0.57)	(0.49)
Realized gain	(0.36)	–	–	(0.33)	(0.60)
Net increase (decrease)	(0.60)	1.53	3.00	(5.64)	(0.14)
Net asset value at beginning of year	17.46	15.93	12.93	18.57	18.71
Net asset value at end of year	$16.86	$17.46	$15.93	$12.93	$18.57
Total Return[2]	0.8%	11.8%	26.2%	(25.4%)	5.1%
Supplemental Data:
Net assets, end of year (000)	$231,822	$243,308	$224,272	$190,669	$299,737
Ratio to average net assets:
Expenses	0.60%	0.61%	0.61%	0.60%	0.59%
Net investment income	2.06%	2.17%	2.73%	3.12%	2.52%
Portfolio turnover rate	24%	20%	19%	22%	28%
	Asset Director Portfolio – Advisor Class
	For years ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Per Share Operating Performance:
Net investment income[1]	$0.31	$0.31	$0.34	$0.48	$0.44
Net gain (loss) on investments	(0.23)	1.51	2.98	(5.26)	0.45
Total from investment operations	0.08	1.82	3.32	(4.78)	0.89
Shareholder distributions
Net investment income	(0.32)	(0.31)	(0.35)	(0.52)	(0.44)
Realized gain	(0.36)	–	–	(0.33)	(0.60)
Net increase (decrease)	(0.60)	1.51	2.97	(5.63)	(0.15)
Net asset value at beginning of year	17.36	15.85	12.88	18.51	18.66
Net asset value at end of year	$16.76	$17.36	$15.85	$12.88	$18.51
Total Return[2]	0.5%	11.5%	25.8%	(25.7%)	4.8%
Supplemental Data:
Net assets, end of year (000)	$78,471	$73,473	$49,586	$35,634	$40,979
Ratio to average net assets:
Expenses	0.90%	0.91%	0.91%	0.90%	0.89%
Net investment income	1.77%	1.89%	2.42%	2.87%	2.24%
Portfolio turnover rate	24%	20%	19%	22%	28%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Socially Responsive Portfolio – Class O
	For years ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Per Share Operating Performance:
Net investment income[1]	$0.07	$0.09	$0.07	$0.11	$0.10
Net gain (loss) on investments	(0.39)	0.84	1.92	(3.94)	0.26
Total from investment operations	(0.32)	0.93	1.99	(3.83)	0.36
Shareholder distributions
Net investment income	(0.08)	(0.09)	(0.06)	(0.12)	(0.10)
Realized gain	–	–	–	–	(0.08)
Net increase (decrease)	(0.40)	0.84	1.93	(3.95)	0.18
Net asset value at beginning of year	9.21	8.37	6.44	10.39	10.21
Net asset value at end of year	$8.81	$9.21	$8.37	$6.44	$10.39
Total Return[2]	(3.5%)	11.2%	30.9%	(36.8%)	3.5%
Supplemental Data:
Net assets, end of year (000)	$2,357	$2,638	$2,296	$1,642	$3,272
Ratio to average net assets:
Expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before waived fees and reimbursed expenses	1.67%	3.01%	3.70%	2.74%	2.71%
Net investment income	0.78%	1.07%	0.97%	1.30%	0.89%
Portfolio turnover rate	11%	16%	7%	14%	8%
	Socially Responsive Portfolio – Advisor Class
	For years ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Per Share Operating Performance:
Net investment income[1]	$0.04	$0.07	$0.05	$0.09	$0.06
Net gain (loss) on investments	(0.39)	0.85	1.91	(3.94)	0.26
Total from investment operations	(0.35)	0.92	1.96	(3.85)	0.32
Shareholder distributions
Net investment income	(0.05)	(0.07)	(0.04)	(0.09)	(0.07)
Realized gain	–	–	–	–	(0.08)
Net increase (decrease)	(0.40)	0.85	1.92	(3.94)	0.17
Net asset value at beginning of year	9.21	8.36	6.44	10.38	10.21
Net asset value at end of year	$8.81	$9.21	$8.36	$6.44	$10.38
Total Return[2]	(3.8%)	10.9%	30.6%	(37.1%)	3.1%
Supplemental Data:
Net assets, end of year (000)	$2,441	$2,512	$2,227	$1,427	$2,274
Ratio to average net assets:
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before waived fees and reimbursed expenses	1.98%	3.32%	3.98%	3.07%	3.02%
Net investment income	0.49%	0.77%	0.68%	1.06%	0.59%
Portfolio turnover rate	11%	16%	7%	14%	8%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

OTHER INFORMATION (unaudited)

Proxy Voting Policies and Procedures

A description of the polices and procedures that the Fund uses to determine how to vote proxies relating to securities held in each portfolio is available, without charge and upon request, by calling 1-800-249-6269 (x1241). This information is also available by accessing the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-249-6269 (x1241). Furthermore, you can obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Availability of Monthly Portfolio Schedule

The Money Market Portfolio files its complete schedule of portfolio holdings with the SEC on Form N-MFP. Also the schedule of portfolio holdings can be found at www.oneamericafunds.com. The SEC filing is available upon request by calling 1-800-249-6269(x1241) or a copy of the filing can be obtained at the SEC website at www.sec.gov, or the SEC's Public Reference Room in Washington, D.C.

MANAGEMENT OF THE FUND (unaudited)

Management Information

Overall responsibility for management of the Fund rests with the Board of Directors, who are elected by the shareholders of the Fund. Each member of the Board of Directors is responsible for 5 portfolios in the fund complex. The Directors elect the officers of the Fund to actively supervise its day-to-day activities. The Directors and officers of the Fund can be reached at OneAmerica Funds, Inc. c/o Legal Department, One American Square, Indianapolis, IN 46282.

Board Members of the Fund

Name and Year of Birth	Current Position with the Fund	Director Since	Principal Occupation(s) During the Past 5 Years	Other Directorships held by Director

Interested Directors

William R. Brown[1], 1939	• Chairman of the Board	11/16/2007	• General Counsel & Secretary, American United Life Insurance Company® (1/1986 until his retirement in 8/2002)	• Franklin College

Joseph E. DeGroff[1], 1953	• Director	11/4/2010	• Attorney, Ice Miller, LLP (Law Firm) (1996 to present)	• None

Independent Directors

Gilbert F. Viets, 1943	• Chairman of the Audit Committee & Lead Independent Director	9/27/2004	• Deputy Commissioner and Chief of Staff, Indiana Department of Transportation (12/2006 until his retirement in 11/2008)	• St. Vincent Hospital, Indianapolis

Stephen J. Helmich, 1949	• Director	12/17/2004	• President, Cathedral High School (1999 to present)	• None

James L. Isch, 1950	• Director	11/12/2009	• Chief Operating Officer, NCAA (9/2010 to present) • Interim President, NCAA (9/2009 to 9/2010) • Senior Vice President of Administration and CFO, NCAA (1998 to 9/2009)	• None

1  These individuals are "interested persons" as defined by Section 2(a)(19) of the Investment Company Act of 1940.

MANAGEMENT OF THE FUND (unaudited) (continued)

Officers of the Fund

Name and Year of Birth	Current Position with the Fund	Officer Since	Principal Occupation(s) During the Past 5 Years
J. Scott Davison, 1964	• President	8/15/2008	• Executive Vice President, American United Life Insurance Company® (3/2011 to present); Chief Financial Officer, American United Life Insurance Company® (6/2004 to 3/2011)

Daniel Schluge, 1960	• Treasurer	2/23/2007	• Controller, American United Life Insurance Company® (7/2000 to present)

Richard M. Ellery, 1971	• Secretary	8/24/2007	• Associate General Counsel, American United Life Insurance Company® (1/2007 to present); Assistant General Counsel, American United Life Insurance Company® (5/2004-1/2007)

Jeffrey D. Tatum, 1968	• Assistant Treasurer	5/1/2011	• Director, Separate Accounts Administration, American United Life Insurance Company® (11/2010 to present); Manager, Separate Accounts Administration, American United Life Insurance Company® (10/2007 to 11/2010); Manager, Corporate Accounting, American United Life Insurance Company® (8/1998 to 10/2007)

Steven L. Due, 1977	• Assistant Secretary	11/4/2010	• Assistant General Counsel, American United Life Insurance Company® (6/2007 to present); Attorney, Bingham McHale (9/2002 to 6/2007)

Sue Uhl, 1958	• Anti-Money Laundering Officer	5/18/2007	• Assistant General Counsel, American United Life Insurance Company® (2007-present)

Due to their current employment with AUL, the investment advisor to the Fund, Mr. Davison, Mr. Schluge, Mr. Ellery, Mr. Tatum, Mr. Due, and Ms. Uhl may be deemed to be "interested persons" as defined by Section 2(a)(19) of the 1940 Act.

OneAmerica® Funds, Inc.

One American Square, P.O. Box 368

Indianapolis, IN 46206-0368

(317) 285-1111

www.oneamericafunds.com

© 2011 American United Life Insurance Company®. All rights reserved. OneAmerica® and the OneAmerica banner are all trademarks of OneAmerica Financial Partners, Inc.

P-12757 12/31/11

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The registrant has amended its Code of Ethics in section II. General Principles and now includes the following:

F.                                      All persons covered by this Code of Ethics must promptly report any violations of the Code or securities laws to the Chief Compliance Officer of the Fund and/or Adviser, as appropriate.

G.                                     No director, officer or employee who in good faith reports a violation of the Code or securities laws shall suffer harassment, retaliation or adverse employment consequence. A director, officer or employee who retaliates against someone who has reported a violation in good faith is subject to disciplinary action. This policy is to encourage and enable directors, officers and employees to raise concerns within the Fund or Adviser rather than seeking resolution outside the Fund or Adviser.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 of this report.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as an exhibit in Item 12 of this report. It can also be found on its Internet website: www.oneamericafunds.com on the About Us page.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Audit Committee has determined that Mr. Gilbert F. Viets is the “audit committee financial expert.” This audit committee member is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $49,150 for 2011 and $47,250 for 2010.

(b) Audit Related Fees - There were no fees billed in either of the last two years for any audit related fees not reported in Item 4(a).

(c) Tax Fees - The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, tax planning, or tax preparation by the principal accountant to the registrant are $16,115 for 2011 and $15,350 for 2010.

(d) All Other Fees - There were no fees billed to the registrant in either of the last two fiscal years for any services other than those reported in paragraphs (a) - (c) of this Item 4.

(e) (1) The Audit Committee of the registrant meets with the principal accountant and management to review and pre-approve all audit services, tax services, and any other services to be performed by the principal accountant. All services performed by the principal accountant must be pre-approved. The Board of Directors authorized the Audit Committee to approve specific details regarding the engagement for audit and non-audit services, the full Board having previously determined no conflict exists in the provisions of such services in light of all other services provided by the consultant.

(2) 100% of the services described in paragraphs (b) - (d) of this item were pre-approved by the Audit Committee of the registrant.

(f) No disclosure is required for this Item 4(f) by the registrant in 2011.

(g) The aggregate non-audit fees billed to the registrant by the principal accountant for the last two fiscal years are $16,115 for 2011 and $15,350 for 2010. The non-audit fees billed by the principal accountant to the registrant’s investment adviser are $88,600 for 2011 and $94,000 for 2010.

(h) The Audit Committee has considered whether any provision for non-audit services performed by the principal accountant that were not pre-approved is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)          The President and Treasurer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Fund is made known to them by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing of this report.

(b)         There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1)  Code of Ethics

(a) (2)  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(b)  Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are attached hereto.

ONEAMERICA
FUNDS, INC.
One American Square, P.O. Box 368
Indianapolis, IN 46206-0368	Phone (317) 285-1877

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	OneAmerica Funds, Inc.

By (Signature and Title)*	/s/ J. Scott Davison
J. Scott Davison, President

Date	3-1-2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ J. Scott Davison
J. Scott Davison, President

Date	3-1-2012

By (Signature and Title)*	/s/ Daniel Schluge
Daniel Schluge, Treasurer

Date	3-1-2012

* Print the name and title of each signing officer under his or her signature.